Note 7 - Risk Management	12 Months Ended
Dec. 31, 2018
Risk Management Abstract
Risk Management Explanatory

7. Risk management

7.1 General risk management and control model

The BBVA Group has an overall risk management and control model (hereinafter 'the model') tailored to its business model, its organization and the geographies in which it operates, This model allows BBVA Group to develop its activity in accordance with the risk strategy and risk controls and management policies defined by the governing bodies of the Bank and to adapt to a changing economic and regulatory environment, tackling risk management globally and adapted to the circumstances at all times. The model establishes a system of appropriate risk management regarding risk profile and strategy of the Group.

This model is applied comprehensively in the Group and consists of the basic elements listed below:

  Governance and organization.
  Risk Appetite Framework.
  Decisions and processes.
  Assessment, monitoring and reporting.
  Infrastructure.

The Group promotes the development of a risk culture which aims to ensure consistent application of the risk management and control model in the Group, so that the risk function is understood and assimilated at all levels of the organization.

7.1.1 Governance and organization

BBVA Group´s risk governance model is characterized by a special involvement of its corporate bodies, both in setting the risk strategy and in the ongoing monitoring and supervision of its implementation.

Thus, as developed below, the corporate bodies are the ones that approve this risk strategy and corporate policies for the different types of risk. The risk function is responsible at management level for their implementation and development, and reporting to the governing bodies.

The responsibility for the daily management of the risks lies on the businesses which abide in the development of their activity to meet the policies, rules, procedures, infrastructures and controls, which are defined by the function risk on the basis of the framework set by the governing bodies.

To perform this task properly, the risk function in the BBVA Group is configured as a single, global function with an independent role from commercial areas.

Corporate bodies

The BBVA Board of Directors (hereinafter also referred to as "the Board") approves the risk strategy and oversees the internal management and control systems. Specifically, in relation to the risk strategy, the Board approves the Group's risk appetite statement, the core metrics (and their statements) and the main metrics by type of risk, as well as the general risk management and control model.

The Board of Directors is also responsible for approving and monitoring the strategic and business plan, the annual budget and management goals, as well as the investment and funding policy, in a consistent way and in line with the approved Risk Appetite Framework. For this reason, the processes for defining the Risk Appetite Framework proposals and the strategic and budgetary planning at Group level are coordinated by the executive areas for submission to the Board.

With the aim of integrating the Risk Appetite Framework into management, on the basis established by the Board of Directors, the Executive Committee approves the metrics by type of risk in relation to profitability and income recurrence and the Group's basic structure of limits by geographical area, risk type, asset type and portfolio level. This committee also approves specific corporate policies for each type of risk.

Lastly, the Board has set up a Board committee specialized in risks, the Risk Committee, that assists the Board and the Executive Committee in determining the Group's risk strategy and the risk limits and policies, respectively, analyzing and assessing beforehand the proposals submitted to those bodies. The Board of Directors has the exclusive authority to amend the Group’s risk strategy and its elements, including the Risk Appetite Framework metrics within its scope of decision, while the Executive Committee is responsible for amending the metrics by type of risk within its scope of decision and the Group's basic structure of limits (core limits), when applicable. In both cases, the amendments follow the same decision-making process described above, so the proposals for amendment are submitted by the executive area (Chief Risk Officer, “CRO”) and analyzed by the Risk Committee, for later submission to the Board of Directors or to the Executive Committee, as appropriate.

Moreover, the Risk Committee, the Executive Committee and the Board itself conduct adequate monitoring of the risk strategy implementation and of the Group's risk profile. The risk function regularly reports on the development of the Group's Risk Appetite Framework metrics to the Board and to the Executive Committee, after the analysis by the Risk Committee, whose role in this monitoring and control work is particularly relevant.

Risk Function: CRO. Organizational structure and committees

The head of the risk function at executive level is the Group’s CRO, who carries out his functions independently and with the necessary authority, rank, experience, knowledge and resources. He is appointed by the Board as a member of its senior management and has direct access to its corporate bodies (Board, Executive Standing Committee and Risk Committee), to whom he reports regularly on the status of risks in the Group.

The CRO is supported in the exercise of his functions by a structure consisting of cross-sectional risk units in the corporate area and the specific risk units in the geographical and/or business areas of the Group. Each of the latter units is headed by a Chief Risk Officer for the geographical and/or business area who, within his/her area of responsibility, carries out risk management and control functions and is responsible for applying the corporate policies and rules approved at Group level in a consistent manner, adapting them if necessary to local requirements and reporting to the local corporate bodies.

The Chief Risk Officers of the geographical and/or business areas report both to the Group's CRO and to the head of their geographical and/or business area. The aim of this dual reporting system is that the local risk management function is independent from the operating functions and enable its alignment with the Group's corporate risk policies and goals.

As explained above, the risk management function consists of risk units from the corporate area, which carry out cross-sectional functions, and risk units from the geographical and/or business areas.

  The corporate area's risk units develop and submit to the Group CRO the proposal for the Group's Risk Appetite Framework, the corporate policies, rules and global procedures and infrastructures within the framework approved by the corporate bodies; they monitor their application and report either directly or through the CRO to the Bank's corporate bodies. Their functions include:

- Management of the different types of risks at Group level in accordance with the strategy defined by the corporate bodies.

- Risk planning aligned with the risk appetite framework principles defined by the Group.

- Monitoring and control of the Group's risk profile in relation to the risk appetite framework approved by the Bank's corporate bodies, providing accurate and reliable information with the required frequency and in the necessary format.

- Prospective analyses to enable an evaluation of compliance with the risk appetite framework in stress scenarios and the analysis of risk mitigation mechanisms.

- Management of the technological and methodological developments required for implementing the Model in the Group.

- Design of the Group's Internal Control model and definition of the methodology, corporate criteria and procedures for identifying and prioritizing the risk inherent in each unit's activities and processes.

- Validation of the models used and the results obtained by them in order to verify their adaptation to the different uses to which they are applied.

  The risk units in the business units develop and present to the Chief Risk Officer of the geographical and/or business area the risk appetite framework proposal applicable in each geographical and/or business area, independently and always within the Group's strategy/Risk Appetite Framework. They also monitor that the corporate policies and rules are approved and applied consistently at a Group level, adapting them if necessary to local requirements; that they are provided with appropriate infrastructures for management and control of their risks, within the global risk infrastructure framework defined by the corporate areas; and that they report to their corporate bodies and/or to senior management, as appropriate.

The local risk units thus work with the corporate area risk units in order to adapt to the risk strategy at Group level and share all the information necessary for monitoring the development of their risks.

The risk function has a decision-making process to perform its functions, underpinned by a structure of committees, where the Global Risk Management Committee (GRMC) acts as the top-level committee within the risk function. It proposes, examines and, where applicable, approves, among others, the internal risk regulatory framework and the procedures and infrastructures needed to identify, assess, measure and manage the material risks faced by the Group in carrying out its business, and the determination of risk limits by portfolio. The members of this Committee are the Group's CRO, the Heads of the main Areas of the GRM Front, the Heads of GRM Corporate Discipline Units and the Head of Risk Management Group of GRM.

The GRMC carries out its functions assisted by various support committees which include:

  Global Credit Risk Management Committee: It is responsible for analyzing and decision-making related to wholesale credit risk admission.
  Wholesale Credit Risk Management Committee: its purpose is the analysis and decision-making regarding the admission of wholesale credit risk of certain customer segments of the BBVA Group.
  Work Out Committee: its purpose is to be informed about decisions taken under the delegation framework regarding risk proposals concerning clients on Watch List and clients classified as NPL of certain customer segments of the BBVA Group, as well the sanction of proposals regarding entries, exits and changes of Watch List, entries and exits in non-performing unlikely to pay and turns to written off.
  Asset Allocation Committee: The executive authority responsible for analyzing and deciding on credit risk issues related to processes aimed at achieving a portfolios combination and composition that, under the restrictions imposed by the Risk Appetite framework, allows to maximize the risk adjusted return on equity.
  Risk Models Management Committee: It ensures an appropriate decision-making process regarding the planning, development, implementation, use, validation and monitoring of the models required to achieve an appropriate management of the Model Risk in the BBVA Group.
  Global Markets Risk Unit Global Committee: It is responsible for formalizing, supervising and communicating the monitoring of trading desk risk in all the Global Markets business units, as well as coordinating and approving GMRU key decisions activity, and developing and proposing to GRMC the corporate regulation of the unit.
  Operational Risk and Product Governance Corporate Admission Committee: It identifies, analyzes and assesses the operational risks associated initiatives related with new business, products or services, outsourcing, process transformation and new systems, prior to its launch. As well, it will verify that Product Governance normative requirements are met and will decide about the insurance scheme (global policies).
  Retail Credit Risk Committee: It provides for the analysis, discussion and decision support on all issues regarding the retail credit risk management that impact or potentially do in the practices, processes and corporate metrics established in the Policies, Rules and Operating Frameworks.
  Asset Management Global Risk Steering Committee: its purpose is to develop and coordinate the strategies, policies, procedures, and infrastructure necessary to identify, assess, measure and manage the material risks facing the bank in the operation of businesses linked to BBVA Asset Management.
  Global Insurance Risk Committee: its purpose is to monitor and promote the alignment and the communication between all the Insurance Risk Units in the BBVA Group. It will do this by promoting the application of standardized principles, policies, tools and risk metrics in the different regions with the aim of maintaining proper integration of insurance risk management in the Group.
  COPOR: its purpose is to analyze and make decision in relation to the operations of the various geographies in which Global Markets is present.

Each geographical and/or business area has its own risk management committee (or committees), with objectives and contents similar to those of the corporate area, which perform their duties consistently and in line with corporate risk policies and rules, whose decisions are reflected in the corresponding minutes.

Under this organizational scheme, the risk management function monitors that the risk strategy, the regulatory framework, and standardized risk infrastructures and controls are integrated and applied across the entire Group. It also benefits from the knowledge and proximity to customers in each geographical and/or business area, and transmits the corporate risk culture to the Group's different levels. Moreover, this organization enables the risks function to conduct and report to the corporate bodies integrated monitoring and control of the entire Group's risks.

Internal Risk Control and Internal Validation

The Group has a specific Internal Risk Control unit. Its main function is to manage that there is an adequate internal regulatory framework, a process and measures defined for each type of risk identified in the Group (and for those other types of risk that may potentially affect the Group). It controls their application and operation, as well as integrating the risk strategy into the Group's management. In this regard, the Internal Risk Control monitors verifies the performance of their duties by the units that develop the risk models, manage the processes and execute the controls. Its scope of action is global, from the geographical point of view and the type of risks.

The Group's Head of Internal Risk Control is responsible for the function and reports on its activities and informs of its work plans to the CRO and to the Board's Risks Committee, assisting it in any matters where requested. For these purposes the Internal Risk Control department has a Technical Secretary's Office, which offers the Committee the technical support it needs to better perform its duties.

In addition, the Group has an Internal Validation unit, which reviews the performance of its duties by the units that develop the risk models and of those that use them in management. Its functions include review and independent validation at internal level of the models used for management and control of risks in the Group.

7.1.2 Risk Appetite Framework

The Group's Risk Appetite Framework, approved by the corporate bodies, determines the risks (and their level) that the Group is willing to assume to achieve its business objectives considering an organic evolution of its business. These are expressed in terms of solvency, profitability and liquidity and funding, which are reviewed periodically as well as in case of material changes to the entity’s business or relevant corporate transactions. The definition of the risk appetite has the following goals:

  To express the maximum levels of risk it is willing to assume, at both Group and geographical and/or business area level.
  To establish a set of guidelines for action and a management framework for the medium and long term that prevent actions from being taken (at both Group and geographical and/or business area level) that could compromise the future viability of the Group.
  To establish a framework for relations with the geographical and/or business areas that, while preserving their decision-making autonomy, monitors they act consistently, avoiding uneven behavior.
  To establish a common language throughout the organization and develop a compliance-oriented risk culture.
  Alignment with the new regulatory requirements, facilitating communication with regulators, investors and other stakeholders, thanks to an integrated and stable risk management framework.

Risk appetite framework is expressed through the following elements:

Risk Appetite Statement

It sets out the general principles of the Group's risk strategy and the target risk profile. The 2018 Group’s Risk appetite statement is as follows:

BBVA Group's Risk Policy is aimed to promote a multichannel and responsible universal banking model, based on principles, targeting sustainable growth, risk adjusted profitability and recurrent value creation. To achieve these objectives, the Risk Management Model is oriented to maintain a moderate risk profile that allows the Group to keep strong financial fundamentals in adverse environments preserving our strategic goals, maintaining a prudent management, an integral view of risks, and a portfolio diversification by geography, asset class and client segment, focusing on keeping a long term relationship with our customers.

Core metrics

Based on the risk appetite statement, statements are established to set down the general risk management principles in terms of solvency, liquidity and funding, profitability and income recurrence.

  Solvency: a sound capital position, maintaining resilient capital buffer from regulatory and internal requirements that supports the regular development of banking activity even under stress situations. As a result, BBVA proactively manages its capital position, which is tested under different stress scenarios from a regular basis.
  Liquidity and funding: A sound balance-sheet structure to sustain the business model. Maintenance of an adequate volume of stable resources, a diversified wholesale funding structure, which limits the weight of short term funding and ensures the access to the different funding markets, optimizing the costs and preserving a cushion of liquid assets to overcome a liquidity survival period under stress scenarios.
  Profitability and income recurrence: A sound margin-generation capacity supported by a recurrent business model based on the diversification of assets, a stable funding and a customer focus; combined with a moderate risk profile that limits the credit losses even under stress situations; all focused on allowing income stability and maximizing the risk-adjusted profitability.

The core metrics define, in quantitative terms, the principles and the target risk profile set out in the risk appetite statement and are in line with the strategy of the Group. Each metric has three thresholds (traffic-light approach) ranging from a standard business management to higher deterioration levels: Management reference, Maximum appetite and Maximum capacity.

The 2018 Group’s Core metrics are:

By type of risk metrics

Based on the core metrics, statements are established for each type of risk reflecting the main principles governing the management of that risk and several metrics are calibrated, compliance with which enables compliance with the core metrics and the risk appetite statement of the Group. The metrics by type of risk have a maximum appetite threshold.

Basic limits structure (core limits)

The purpose of the basic limits structure or core limits is to shape the Risk Appetite Framework at geographical area risk type, asset type and portfolio level, ensuring that the management of risks on an ongoing basis is within the thresholds set forth for by type of risk.

In addition to this framework, there’s a level of management limits that is defined and managed by the risk function developing the core limits, in order to ensure that the anticipatory management of risks by subcategories or by subportfolios complies with that core limits and, in general, with the Risk Appetite Framework.

The corporate risk area works with the various geographical and/or business areas to define their risk appetite framework, which will be coordinated with and integrated into the Group's risk appetite to ensure that its profile fits as defined.

The Risk Appetite Framework is integrated into the management and the processes for defining the Risk Appetite Framework proposals and strategic and budgetary planning at Group level are coordinates.

As explained above, the core metrics of BBVA Risk Appetite Framework measure Groups performance in terms of solvency, liquidity and funding, profitability and income recurrence; most of the core metrics are accounting related or regulatory metrics which are published regularly to the market in the BBVA Group annual report and in the quarterly financial reports. During 2018, the Group risk profile evolved in line with the Risk Appetite metrics.

7.1.3 Decisions and processes

The transfer of risk appetite framework to ordinary management is supported by three basic aspects:

  A standardized set of regulations.
  Risk planning.
  Comprehensive management of risks over their life cycle.

Standardized regulatory framework

The corporate risk area is responsible for the definition and proposal of the corporate policies, specific rules, procedures and schemes of delegation based on which risk decisions should be taken within the Group.

This process aims for the following objectives:

  Hierarchy and structure: well-structured information through a clear and simple hierarchy creating relations between documents that depend on each other.
  Simplicity: an appropriate and sufficient number of documents.
  Standardization: a standardized name and content of document.
  Accessibility: ability to search for, and easy access to, documentation through the corporate risk management library.

The approval of corporate policies for all types of risks is the responsibility of the corporate bodies of the Bank, while the corporate risk area endorses the remaining regulations.

Risk units of geographical and / or business areas comply with this set of regulations and, where necessary, adapt it to local requirements for the purpose of having a decision process that is appropriate at local level and aligned with the Group policies. If such adaptation is necessary, the local risk area must inform the corporate area of GRM, who must ensure the consistency of the regulatory body at the Group level and, therefore, if necessary, give prior approval to the modifications proposed by the local risk areas.

Risk planning

Risk planning monitors that the risk appetite framework is integrated into management through a cascade process for establishing limits and profitability adjusted to the risk profile, in which the function of the corporate area risk units and the geographical and/or business areas is to guarantee the alignment of this process with the Group's Risk Appetite Framework in terms of solvency, liquidity and funding, profitability and income recurrence.

There are tools in place that allow the Risk Appetite Framework defined at aggregate level to be assigned and monitored by business areas, legal entities, types of risk, concentrations and any other level considered necessary.

The risk planning process is aligned and taken into consideration within the rest of the Group's planning framework so as to ensure consistency.

Comprehensive management

All risks must be managed comprehensively during their life cycle, and be treated differently depending on the type.

The risk management cycle is composed of five elements:

  Planning: with the aim of ensuring that the Group's activities are consistent with the target risk profile and guaranteeing solvency in the development of the strategy.
  Assessment: a process focused on identifying all the risks inherent to the activities carried out by the Group.
  Formalization: includes the risk origination, approval and formalization stages.
  Monitoring and reporting: continuous and structured monitoring of risks and preparation of reports for internal and/or external (market, investors, etc.) consumption.
  Active portfolio management: focused on identifying business opportunities in existing portfolios and new markets, businesses and products.

7.1.4 Assessment, monitoring and reporting

Assessment, monitoring and reporting is a cross-cutting element that monitors that the Model has a dynamic and proactive vision to enable compliance with the risk appetite framework approved by the corporate bodies, even in adverse scenarios. The materialization of this process has the following objectives:

  Assess compliance with the risk appetite framework at the present time, through monitoring of the core metrics, metrics by type of risk and the basic structure of limits.
  Assess compliance with the risk appetite framework in the future, through the projection of the risk appetite framework variables, in both a baseline scenario determined by the budget and a risk scenario determined by the stress tests.
  Identify and assess the risk factors and scenarios that could compromise compliance with the risk appetite framework, through the development of a risk repository and an analysis of the impact of those risks.
  Act to mitigate the impact in the Group of the identified risk factors and scenarios, ensuring this impact remains within the target risk profile.
  Supervise the key variables that are not a direct part of the risk appetite framework, but that condition its compliance. These can be either external or internal.

This process is integrated in the activity of the risk units, both of the corporate area and in the business units, and it is carried out during the following phases:

  Identification of the risk factors that can compromise the performance of the Group or of the geographical and/or business areas in relation to the defined risk thresholds.
  Assessment of the impact of the materialization of the risk factors on the metrics that define the Risk Appetite Framework based on different scenarios, including stress scenarios.
  Response to unwanted situations and proposals for readjustment to enable a dynamic management of the situation, even before it takes place.
  Monitoring of the Group's risk profile and of the identified risk factors, through internal, competitor and market indicators, among others, to anticipate their future development.
  Reporting: Complete and reliable information on the development of risks for the corporate bodies and senior management, with the frequency and completeness appropriate to the nature, significance and complexity of the reported risks. The principle of transparency governs al reporting of risk information.

7.1.5 Infrastructure

The infrastructure is an element that must manage that the Group has the human and technological resources needed for effective management and supervision of risks in order to carry out the functions set out in the Group's risk Model and the achievement of their objectives.

With respect to human resources, the Group risk function has an adequate workforce, in terms of number, skills, knowledge and experience.

With regards to technology, the Group risk function manages the integrity of management information systems and the provision of the infrastructure needed for supporting risk management, including tools appropriate to the needs arising from the different types of risks for their admission, management, assessment and monitoring.

The principles that govern the Group risk technology are:

  Standardization: the criteria are consistent across the Group, thus ensuring that risk handling is standardized at geographical and/or business area level.
  Integration in management: the tools incorporate the corporate risk policies and are applied in the Group's day-to-day management.
  Automation of the main processes making up the risk management cycle.
  Appropriateness: provision of adequate information at the right time.

Through the “Risk Analytics” function, the Group has a corporate framework in place for developing the measurement techniques and models. It covers all the types of risks and the different purposes and uses a standard language for all the activities and geographical/business areas and decentralized execution to make the most of the Group's global reach. The aim is to continually evolve the existing risk models and generate others that cover the new areas of the businesses that develop them, so as to reinforce the anticipation and proactiveness that characterize the Group's risk function.

Also the risk units of geographical and / or business areas have sufficient means from the point of view of resources, structures and tools to develop a risk management in line with the corporate model.

7.1.6 Risk culture

The BBVA Group promotes the development of a risk culture based on the observance and understanding of values, attitudes, and behaviors that allow the compliance with the regulations and frameworks that contribute to an appropriate risk management.

At BBVA the Risk Governance Model is characterized by a special involvement of social bodies, as they define the risk culture that permeates the rest of the organization and has the following main elements:

  Our Purpose which defines our reason to be and with our values and behaviors guide the performance of our organization and the people who are part of it.
  The Risk Appetite Framework which determines the risks and levels of risks that the Group is willing to assume in order to fulfill its goals.
  The Code of Conduct establishes the behavior guidelines that we must follow to adjust our behavior to the BBVA values.

The Risk Culture at BBVA is based on these levers:

  Communication: The BBVA Group promotes the dissemination of the principles and values that should govern the conduct and risk management in a comprehensive and consistent manner. To do this, the most appropriate channels of communication are used, to allow for the Risk culture to be integrated into the business activities at all levels of the organization.
  Training: The BBVA Group favors the understanding of the values, risk management model, and the code of conduct in all scenarios, ensuring standards in skills and knowledge.
  Motivation: The BBVA Group aims to define incentives for BBVA employees that support the risk culture at all levels. Among these incentives, the role of the Compensation policy and incentive programs stand out, as well as implementation of risk culture control mechanisms, including the complaint channels and the disciplinary committees.
  Monitoring: The BBVA Group pursues at the highest levels of the organization a continuous evaluation and monitoring of the risk culture to guarantee its implementation and identification of areas for improvement.

7.2 Risk factors

As mentioned earlier, BBVA has processes in place for identifying risks and analyzing scenarios that enable the Group to manage risks in a dynamic and proactive way.

The risk identification processes are forward looking to ensure the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.

Risks are captured and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.

As part of this process, a forward projection of the risk appetite framework variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, appropriate measures are taken to keep the variables within the target risk profile.

To this extent, there are a number of emerging risks that could affect the Group’s business trends. These risks are described in the following main sections:

Macroeconomic and geopolitical risks

Global economic growth maintained robust in 2018 even if it slowed down more than expected during the second half of the year as a result of the worse development of the trade and the industrial sector as well as the strong increase in financial tensions, especially in developed economies due to the rise of uncertainties. To the worse economic development in Europe and in China, it has to be added the downturn in Asian countries and the deterioration in the expansive cycle of the United States. In this context, both the Federal Reserve (Fed) and the ECB have demonstrated to be more prudent and patient at the time of advancing with the normalization of their monetary policies and their future decisions will depend on the economic evolution. The main risk at sort-term continues to be protectionism not only for the direct effect on global trade, but also for the indirect impact of lower confidence and financial volatility. To this, it has to be added the concerns about the degree of the impact on the economic activities in the United States and China in the following quarters have to be added as well as the increased political uncertainty in Europe.

In summary, the uncertainty related to the economic perspectives continues to be elevated due to the fear of a protectionist escalation and a higher perception of the risk related to the global economic growth.

Regulatory and reputational risks

  Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. This can affect their ability to grow and the capacity of certain businesses to develop, and result in stricter liquidity and capital requirements with lower profitability ratios. The Group constantly monitors changes in the regulatory framework that allow for anticipation and adaptation to them in a timely manner, adopt industry practices and more efficient and rigorous criteria in its implementation.
  The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the entity could raise and might affect the regular course of business. The attitudes and behaviors of the Group and its members are governed by the principles of integrity, honesty, long-term vision and industry practices through, inter alia, internal control Model, the Code of Conduct, tax strategy and Responsible Business Strategy of the Group.

Business, operational and legal risks

  New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation…) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels...). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
  Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control. One example was the early adoption of advanced models for management of these risks (AMA - Advanced Measurement Approach).
  The financial sector is exposed to increasing litigiousness, such that financial institutions face a large number of proceedings of every kind -civil, criminal, administrative and otherwise-, as well as supervisory investigations, in multiple jurisdictions, the consequences of which are difficult to determine (including those proceedings where an undetermined number of claimants is involved, where damages claimed are not easy to estimate, where exorbitant amounts are claimed, where novel legal questions are introduced using new, creative legal theories and where proceedings are at a very early stage).

In Spain, in many current proceedings claimants seek, both at Spanish courts and through preliminary rulings sought from the European Union Court of Justice, that various clauses typically included within mortgage loan agreements with credit institutions be declared abusive (including clauses related to mortgage fees, early termination rights, reference interest rates and arrangement fees). Unfavorable resolutions of such proceedings against the Group or against other banking entities may directly or indirectly affect the Group.

The BBVA Group is under regulatory investigations in several countries which may give rise to sanctions and claims for damages by third parties.

The Group may likewise be subject to investigations by legal authorities, of which we have not heretofore received formal notice to such effect, in relation with the contracting of supposedly irregular services, that may have a negative reputational or economic impact on the Bank. The Bank is undertaking a forensic investigation, led by PwC, through the Bank’s external legal counsel Garrigues, together with Uría, the scope or duration of which it is not currently possible to predict, nor is it possible to predict the outcome or implications for the Group of any such investigation by the legal authorities.

The BBVA Group undertakes constant management and monitoring of legal and regulatory investigations, proceedings and actions where its interests may be defended, and allocates (on the basis of the number of disputes, rulings and the state of proceedings or actions) what we believe are the appropriate provisions where necessary. Nevertheless, the results of judicial or regulatory investigations, proceedings or actions, whether to which the Bank is currently party, to which it may be party in the future, or to which other banking entities are party, are difficult to predict, and if jurisprudential criteria are modified or unexpected results occur, such allocated provisions may prove insufficient.

7.3 Credit risk

Credit risk arises from the probability that one party to a financial instrument will fail to meet its contractual obligations for reasons of insolvency or inability to pay and cause a financial loss for the other party.

It is the most important risk for the Group and includes counterparty risk, issuer risk, settlement risk and country risk management.

The principles underpinning credit risk management in BBVA are as follows:

  Availability of basic information for the study and proposal of risk, and supporting documentation for approval, which sets out the conditions required by the internal relevant body.
  Sufficient generation of funds and asset solvency of the customer to assume principal and interest repayments of loans owed.
  Establishment of adequate and sufficient guarantees that allow effective recovery of the transaction, this being considered a secondary and exceptional method of recovery when the first has failed.

Credit risk management in the Group has an integrated structure for all its functions, allowing decisions to be taken objectively and independently throughout the life cycle of the risk.

  At Group level: frameworks for action and standard rules of conduct are defined for handling risk, specifically, the circuits, procedures, structure and supervision.
  At the business area level: they are responsible for adapting the Group's criteria to the local realities of each geographical area and for direct management of risk according to the decision-making circuit:

- Retail risks: in general, the decisions are formalized according to the scoring tools, within the general framework for action of each business area with regard to risks. The changes in weighting and variables of these tools must be validated by the GRM area.

- Wholesale risks: in general, the decisions are formalized by each business area within its general framework for action with regard to risks, which incorporates the delegation rule and the Group's corporate policies.

7.3.1 Measurement Expected Credit Loss (ECL)

IFRS 9 requires determining the expected credit loss of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, the time value of money and a forward looking perspective (including the economic forecast).

Therefore the recognition and measurement of expected credit losses (ECL) is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into ECL.

Risk Parameters Adjusted by Macroeconomic Scenarios

Expected Credit Loss must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, including forward-looking macroeconomic information. BBVA uses the classical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.

BBVA´s methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:

  Step 1: Analysis and transformation of time series data.
  Step 2: For each dependent variable find conditional forecasting models that are economically consistent.
  Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their out of sample forecasting performance.

How economic scenarios are reflected in calculation of ECL

The forward looking component is added through the introduction of macroeconomic scenarios as an input. Inputs would highly depend on the particular combination of region and portfolio, so inputs are adapted to available data.

Based on economic theory and analysis, the macroeconomic variables most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD) are:

  a) The net income of families, corporates or public administrations.
  b) The payment amounts on the principal and interest on the outstanding loans.
  c) The value of the collateral assets pledge to the loan.

BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by the economic research department.

Only a single specific indicator for each of the three categories can be used and only core macroeconomic indicators should be chosen as first choice: for a) using Real GDP Growth for the purpose of conditional forecasting can be seen as the single sufficient “factor” required for capturing the influence of all potentially relevant macro-financial scenario on internal PDs and LGD ; for b) using the most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate or EMBI) or exchange rates expressed in real terms and for c) using a comprehensive index of the price of real estate properties also expressed in real terms in the case of mortgage loans and a representative index of the price of the relevant commodity (in real terms) for corporate loan portfolios concentrated in exporters or producer of such commodity.

Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.

Multiple scenario approach under IFRS 9

IFRS 9 requires calculating an unbiased probability weighted measurement of expected credit losses (“ECL”) by evaluating a range of possible outcomes, including forecasts of future economic conditions.

The BBVA Research teams within the BBVA Group produce forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the bank, such as budgeting, ICAAP and risk appetite framework, stress testing, etc.

Additionally, the BBVA Research teams produced alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.

Alternative macroeconomic scenarios

  For each of the macro-financial variables, BBVA Research produces three scenarios.
  Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.

The approach in BBVA consists on using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting…) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios.

It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear. However, the overlay is not expected to reduce the ECL.

7.3.2 Credit risk exposure

In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s maximum credit risk exposure (see definition below) by headings in the balance sheets as of December 31, 2018 is provided below. It does not consider the availability of collateral or other credit enhancements to guarantee compliance with payment obligations. The details are broken down by financial instruments and counterparties.

Maximum Credit Risk Exposure (Millions of euros)
	Notes	2018
Financial assets held for trading		59,581
Debt securities	10	25,577
Equity instruments	10	5,254
Loans and advances	10	28,750
Non-trading financial assets mandatorily at fair value through profit or loss		5,135
Loans and advances	11	1,803
Debt securities	11	237
Equity instruments	11	3,095
Financial assets designated at fair value through profit or loss	12	1,313
Derivatives (trading and hedging)		38,249	Stage 1	Stage 2	Stage 3
Financial assets at fair value through other comprehensive income		56,332	56,329	3	-
Debt securities	13.1	53,737	53,734	3	-
Equity instruments	13.1	2,595	2,595	-	-
Financial assets at amortized cost		431,927	384,632	30,902	16,394
Loans and advances to central banks		3,947	3,947	-	-
Loans and advances to credit institutions		9,175	9,131	34	10
Loans and advances to customers		386,225	339,204	30,673	16,348
Debt securities		32,580	32,350	195	35
Total financial assets risk		592,538	440,960	30,905	16,394
Total loan commitments and financial guarantees	33	170,511	161,404	8,120	987
Total maximum credit exposure		763,049

There was no similar breakdown before the implementation of IFRS 9 on January 1, 2018 (see Note 2.1).

The maximum credit exposure presented in the table above is determined by type of financial asset as explained below:

  In the case of financial assets recognized in the consolidated balance sheets, exposure to credit risk is considered equal to its carrying amount (not including impairment losses), with the sole exception of derivatives and hedging derivatives.
  The maximum credit risk exposure on financial guarantees granted is the maximum that the Group would be liable for if these guarantees were called in, and that is their amount.
  The calculation of risk exposure for derivatives is based on the sum of two factors: the derivatives fair value and their potential risk (or "add-on").

- The first factor, fair value, reflects the difference between original commitments and fair values on the reporting date (mark-to-market).

- The second factor, potential risk (‘add-on’), is an estimate of the maximum increase to be expected on risk exposure over a derivative fair value (at a given statistical confidence level) as a result of future changes in the fair value over the remaining term of the derivatives.

- The consideration of the potential risk ("add-on") relates the risk exposure to the exposure level at the time of a customer’s default. The exposure level will depend on the customer’s credit quality and the type of transaction with such customer. Given the fact that default is an uncertain event which might occur any time during the life of a contract, the BBVA Group has to consider not only the credit exposure of the derivatives on the reporting date, but also the potential changes in exposure during the life of the contract. This is especially important for derivatives, whose valuation changes substantially throughout their terms, depending on the fluctuation of market prices.

The breakdown by counterparty and product of loans and advances, net of impairment losses, as well as the gross carrying amount by type of product, classified in the different headings of the assets, as of December 31, 2018, 2017 and 2016 is shown below

December 2018 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Provisions	Gross carrying amount
By product
On demand and short notice	-	10	-	151	2,833	648	3,641	(193)	3,834
Credit card debt	-	8	1	2	2,328	13,108	15,446	(1,048)	16,495
Trade receivables		948	-	195	16,190	103	17,436	(280)	17,716
Finance leases	-	226	-	3	8,014	406	8,650	(427)	9,077
Reverse repurchase loans	-	293	477	-	-	-	770	(1)	772
Other term loans	3,911	26,839	2,947	7,030	133,573	157,760	332,060	(10,204)	342,264
Advances that are not loans	29	1,592	5,771	2,088	984	498	10,962	(63)	11,025
Loans and advances	3,941	29,917	9,196	9,468	163,922	172,522	388,966	(12,217)	401,183
By secured loans
of which: mortgage loans collateralized by immovable property		1,056	15	219	26,784	111,809	139,883	(4,122)	144,005
of which: other collateralized loans	-	7,179	285	1,389	31,393	6,835	47,081	(774)	47,855
By purpose of the loan
of which: credit for consumption						40,124	40,124	(2,613)	42,736
of which: lending for house purchase						111,007	111,007	(1,945)	112,952
By subordination
of which: project finance loans					13,973		13,973	(312)	14,286

December 2017 (Millions of euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total
On demand and short notice	-	222	-	270	7,663	2,405	10,560
Credit card debt	-	6	-	3	1,862	13,964	15,835
Trade receivables		1,624	-	497	20,385	198	22,705
Finance leases	-	205	-	36	8,040	361	8,642
Reverse repurchase loans	305	1,290	13,793	10,912	-	-	26,300
Other term loans	6,993	26,983	4,463	5,763	125,228	155,418	324,848
Advances that are not loans	2	1,964	8,005	1,044	1,459	522	12,995
Loans and advances	7,301	32,294	26,261	18,525	164,637	172,868	421,886
of which: mortgage loans (Loans collateralized by immovable property)		998	-	308	37,353	116,938	155,597
of which: other collateralized loans		7,167	13,501	12,907	24,100	9,092	66,767
of which: credit for consumption						40,705	40,705
of which: lending for house purchase						114,709	114,709
of which: project finance loans					16,412		16,412

December 2016 (Millions of euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total
On demand and short notice	-	373	-	246	8,125	2,507	11,251
Credit card debt	-	1	-	1	1,875	14,719	16,596
Trade receivables		2,091	-	998	20,246	418	23,753
Finance leases	-	261	-	57	8,647	477	9,442
Reverse repurchase loans	81	544	15,597	6,746	-	-	22,968
Other term loans	8,814	29,140	7,694	6,878	136,105	167,892	356,524
Advances that are not loans	-	2,410	8,083	2,082	1,194	620	14,389
Loans and advances	8,894	34,820	31,373	17,009	176,192	186,633	454,921
of which: mortgage loans [Loans collateralized by immovable property]		4,722	112	690	44,406	132,398	182,328
of which: other collateralized loans		3,700	15,191	8,164	21,863	6,061	54,979
of which: credit for consumption						44,504	44,504
of which: lending for house purchase						127,606	127,606
of which: project finance loans					19,269		19,269

7.3.3 Mitigation of credit risk, collateralized credit risk and other credit enhancements

In most cases, maximum credit risk exposure is reduced by collateral, credit enhancements and other actions which mitigate the Group’s exposure. The BBVA Group applies a credit risk hedging and mitigation policy deriving from a banking approach focused on relationship banking. The existence of guarantees could be a necessary but not sufficient instrument for accepting risks, as the assumption of risks by the Group requires prior evaluation of the debtor’s capacity for repayment, or that the debtor can generate sufficient resources to allow the amortization of the risk incurred under the agreed terms.

The policy of accepting risks is therefore organized into three different levels in the BBVA Group:

  Analysis of the financial risk of the transaction, based on the debtor’s capacity for repayment or generation of funds.
  The constitution of guarantees that are adequate, or at any rate generally accepted, for the risk assumed, in any of the generally accepted forms: monetary, secured, personal or hedge guarantees; and finally
  Assessment of the repayment risk (asset liquidity) of the guarantees received.

The procedures for the management and valuation of collateral are set out in the Corporate Policies (retail and wholesale), which establish the basic principles for credit risk management, including the management of collaterals assigned in transactions with customers.

The methods used to value the collateral are in line with the best market practices and imply the use of appraisal of real-estate collateral, the market price in market securities, the trading price of shares in mutual funds, etc. All the collaterals received must be correctly assigned and entered in the corresponding register. They must also have the approval of the Group’s legal units.

The following is a description of the main types of collateral for each financial instrument class:

  Financial instruments held for trading: The guarantees or credit enhancements obtained directly from the issuer or counterparty are implicit in the clauses of the instrument.
  Derivatives and hedging derivatives: In derivatives, credit risk is minimized through contractual netting agreements, where positive- and negative-value derivatives with the same counterparty are offset for their net balance. There may likewise be other kinds of guarantees and collaterals, depending on counterparty solvency and the nature of the transaction.
  The summary of the compensation effect (via netting and collateral) for derivatives and securities operations is presented in Note 7.4.3.
  Other financial assets designated at fair value through profit or loss and financial assets at fair value through other comprehensive income: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument.
  At December 31, 2018, BBVA Group had no credit risk exposure of impaired financial assets at fair value through other comprehensive income at December 31, 2018 (see Note 7.3.2).
  Financial assets at amortized cost:

- Loans and advances to credit institutions: These usually only have the counterparty’s personal guarantee.

- Loans and advances to customers: Most of these loans and advances are backed by personal guarantees extended by the customer. There may also be collateral to secure loans and advances to customers (such as mortgages, cash collaterals, pledged securities and other collateral), or to obtain other credit enhancements (bonds, hedging, etc.).

- Debt securities: The guarantees or credit enhancements obtained directly from the issuer or counterparty are inherent to the structure of the instrument.

The disclosure of impaired financial assets at amortized cost covered by collateral (see Note 7.3.2), by type of collateral, at December 31, 2018, is the following:

December 2018 (Millions of Euros)
	Maximum exposure to credit risk	Of which secured by collateral
		Residential properties	Commercial properties	Cash	Others	Financial
Impaired financial assets at amortized cost	16,394	3,484	1,255	13	317	502
Total	16,394	3,484	1,255	13	317	502

Financial guarantees, other contingent risks and drawable by third parties: These have the counterparty’s personal guarantee.

The maximum credit risk exposure of impaired financial guarantees and other commitments at December 31, 2018 amounts to €987 million (see Note 7.3.2).

7.3.4 Credit quality of financial assets that are neither past due nor impaired

The BBVA Group has tools (“scoring” and “rating”) that enable it to rank the credit quality of its transactions and customers based on an assessment and its correspondence with the probability of default (“PD”) scales. To analyze the performance of PD, the Group has a series of tracking tools and historical databases that collect the pertinent internally generated information. These tools can be grouped together into scoring and rating models.

Scoring

Scoring is a decision-making model that contributes to both the arrangement and management of retail loans: consumer loans, mortgages, credit cards for individuals, etc. Scoring is the tool used to decide to originate a loan, what amount should be originated and what strategies can help establish the price, because it is an algorithm that sorts transactions by their credit quality. This algorithm enables the BBVA Group to assign a score to each transaction requested by a customer, on the basis of a series of objective characteristics that have statistically been shown to discriminate between the quality and risk of this type of transactions. The advantage of scoring lies in its simplicity and homogeneity: all that is needed is a series of objective data for each customer, and this data is analyzed automatically using an algorithm.

There are three types of scoring, based on the information used and on its purpose:

  Reactive scoring: measures the risk of a transaction requested by an individual using variables relating to the requested transaction and to the customer’s socio-economic data available at the time of the request. The new transaction is approved or rejected depending on the score.
  Behavioral scoring: scores transactions for a given product in an outstanding risk portfolio of the entity, enabling the credit rating to be tracked and the customer’s needs to be anticipated. It uses transaction and customer variables available internally. Specifically, variables that refer to the behavior of both the product and the customer.
  Proactive scoring: gives a score at customer level using variables related to the individual’s general behavior with the entity, and to his/her payment behavior in all the contracted products. The purpose is to track the customer’s credit quality and it is used to pre-approved new transactions.

Rating

Rating tools, as opposed to scoring tools, do not assess transactions but focus on the rating of customers instead: companies, corporations, SMEs, general governments, etc. A rating tool is an instrument that, based on a detailed financial study, helps determine a customer’s ability to meet his/her financial obligations. The final rating is usually a combination of various factors: on one hand, quantitative factors, and on the other hand, qualitative factors. It is a middle road between an individual analysis and a statistical analysis.

The main difference between ratings and scorings is that the latter are used to assess retail products, while ratings use a wholesale banking customer approach. Moreover, scorings only include objective variables, while ratings add qualitative information. And although both are based on statistical studies, adding a business view, rating tools give more weight to the business criterion compared to scoring tools.

For portfolios where the number of defaults is low (sovereign risk, corporates, financial entities, etc.) the internal information is supplemented by “benchmarking” of the external rating agencies (Moody’s, Standard & Poor’s and Fitch). To this end, each year the PDs compiled by the rating agencies at each level of risk rating are compared, and the measurements compiled by the various agencies are mapped against those of the BBVA master rating scale.

Once the probability of default of a transaction or customer has been calculated, a "business cycle adjustment" is carried out. This is a means of establishing a measure of risk that goes beyond the time of its calculation. The aim is to capture representative information of the behavior of portfolios over a complete economic cycle. This probability is linked to the Master Rating Scale prepared by the BBVA Group to enable uniform classification of the Group’s various asset risk portfolios.

The table below shows the abridged scale used to classify the BBVA Group’s outstanding risk as of December 31, 2018:

External rating	Internal rating	Probability of default(basis points)
Standard&Poor's List	Reduced List (22 groups)	Average	Minimum from >=	Maximum
AAA	AAA	1	-	2
AA+	AA+	2	2	3
AA	AA	3	3	4
AA-	AA-	4	4	5
A+	A+	5	5	6
A	A	8	6	9
A-	A-	10	9	11
BBB+	BBB+	14	11	17
BBB	BBB	20	17	24
BBB-	BBB-	31	24	39
BB+	BB+	51	39	67
BB	BB	88	67	116
BB-	BB-	150	116	194
B+	B+	255	194	335
B	B	441	335	581
B-	B-	785	581	1,061
CCC+	CCC+	1,191	1,061	1,336
CCC	CCC	1,500	1,336	1,684
CCC-	CCC-	1,890	1,684	2,121
CC+	CC+	2,381	2,121	2,673
CC	CC	3,000	2,673	3,367
CC-	CC-	3,780	3,367	4,243

These different levels and their probability of default were calculated by using as a reference the rating scales and default rates provided by the external agencies Standard & Poor’s and Moody’s. These calculations establish the levels of probability of default for the BBVA Group’s Master Rating Scale. Although this scale is common to the entire Group, the calibrations (mapping scores to PD sections/Master Rating Scale levels) are carried out at tool level for each country in which the Group has tools available.

The table below outlines the distribution by probability of default within 12 months and stages of the gross carrying amount of loans and advances to customers in percentage of BBVA Group as of December 31, 2018 is shown below:

	December 2018
	Subject to 12 month ECL (Stage 1)	Subject to lifetime ECL (Stage 2)
Probability of default(basis points)%		%
0 to 2	9.6	0.0
2 to 5	10.8	0.1
5 to 11	6.3	0.0
11 to 39	20.9	0.4
39 to 194	30.1	1.8
194 to 1,061	12.2	3.6
1,061 to 2,121	1.6	1.2
> 2,021	0.2	1.2
Total	91.7	8.3

There was no similar breakdown before the implementation of IFRS 9 on January 1, 2018 (see Note 2.1).

7.3.5 Past due but not impaired and impaired secured loans risks

The tables below provides details by counterpart and by product of past due risks but not considered to be impaired, as of December 31, 2018, 2017 and 2016, listed by their first past-due date; as well as the breakdown of the debt securities and loans and advances individually and collectively estimated (see Note 2.2.1):

December 2018 (Millions of euros)
	Assets without significant increase in credit risk since initial recognition (Stage 1)			Assets with significant increase in credit risk since initial recognition but not credit-impaired (Stage 2)			Credit-impaired assets (Stage 3)
	<= 30 days	> 30 days <= 90 days	> 90 days	<= 30 days	> 30 days <= 90 days	> 90 days	<= 30 days	> 30 days <= 90 days	> 90 days
Debt securities	-	-	-	-	-	-	-	-	5
Loans and advances	4,191	454	-	4,261	3,228	-	407	900	2,769
General governments	95	7	-	5	1	-	5	5	26
Credit institutions	3	-	-	-	-	-	-	-	-
Other financial corporations	117	224	-	2	-	-	-	-	5
Non-financial corporations	1,140	158	-	1,282	1,180	-	149	276	1,333
Households	2,835	64	-	2,971	2,047	-	254	618	1,404
TOTAL	4,191	454	-	4,261	3,228	-	407	900	2,774
Loans and advances by product, by collateral and by subordination
On demand (call) and short notice (current account)	127	-	-	25	47	-	3	4	52
Credit card debt	182	10	-	598	102	-	24	25	120
Trade receivables	46	12	-	20	106	-	2	11	50
Finance leases	307	16	-	43	102	-	10	20	110
Other term loans	3,421	325	-	3,575	2,869	-	369	840	2,433
Advances that are not loans	108	89	-	-	1	-	-	-	4
of which: mortgage loans collateralized by immovable property	1,681	38	-	1,598	1,745	-	251	712	1,365
of which: other collateralized loans	255	14	-	742	99	-	22	21	103
of which: credit for consumption	910	27	-	1,278	424	-	49	49	281
of which: lending for house purchase	1,365	24	-	1,394	1,404	-	170	507	839
of which: project finance loans	1	-	-	-	382	-	-	-	71

December 2017 (Millions of euros) (*)
	Past due but not impaired			Impaired assets	Carrying amount of the impaired assets	Specific allowances for financial assets, individually and collectively estimated	Collective allowances for incurred but not reported losses	Accumulated write-offs
	≤ 30 days	> 30 days ≤ 60 days	> 60 days ≤ 90 days
Debt securities	-	-	-	66	38	(28)	(21)	-
Loans and advances	3,432	759	503	19,401	10,726	(8,675)	(4,109)	(29,938)
General governments	75	3	13	171	129	(42)	(69)	(27)
Credit institutions	-	-	-	11	5	(6)	(30)	(5)
Other financial corporations	2	-	-	12	6	(7)	(19)	(5)
Non-financial corporations	843	153	170	10,791	5,192	(5,599)	(1,939)	(18,988)
Households	2,512	603	319	8,417	5,395	(3,022)	(2,052)	(10,913)
TOTAL	3,432	759	503	19,467	10,764	(8,703)	(4,130)	(29,938)
Loans and advances by product, by collateral and by subordination
On demand (call) and short notice (current account)	77	12	11	389	151	(238)
Credit card debt	397	66	118	629	190	(439)
Trade receivables	115	8	9	515	179	(336)
Finance leases	138	66	47	431	155	(276)
Other term loans	2,705	606	317	17,417	10,047	(7,370)
Advances that are not loans	1	-	1	20	3	(16)
of which: mortgage loans (Loans collateralized by immovable property)	1,345	360	164	11,388	7,630	(3,757)
of which: other collateralized loans	592	137	43	803	493	(310)
of which: credit for consumption	1,260	248	207	1,551	457	(1,093)
of which: lending for house purchase	1,034	307	107	5,730	4,444	(1,286)
of which: project finance loans	13	-	25	1,165	895	(271)

(*) Figures originally reported in the year 2017 in accordance to the applicable regulation, without restatements.

December 2016 (Millions of euros) (*)
	Past due but not impaired			Impaired assets	Carrying amount of the impaired assets	Specific allowances for financial assets, individually and collectively estimated	Collective allowances for incurred but not reported losses	Accumulated write-offs
	<= 30 days	> 30 days <= 60 days	> 60 days <= 90 days
Debt securities	-	-	-	272	128	(144)	(46)	(1)
Loans and advances	3,384	696	735	22,925	12,133	(10,793)	(5,224)	(29,346)
General governments	66	-	2	295	256	(39)	(13)	(13)
Credit institutions	3	-	82	10	3	(7)	(36)	(5)
Other financial corporations	4	7	21	34	8	(25)	(57)	(6)
Non-financial corporations	968	209	204	13,786	6,383	(7,402)	(2,789)	(18,020)
Households	2,343	479	426	8,801	5,483	(3,319)	(2,329)	(11,303)
TOTAL	3,384	696	735	23,197	12,261	(10,937)	(5,270)	(29,347)
Loans and advances by product, by collateral and by subordination
On demand (call) and short notice (current account)	79	15	29	562	249	(313)
Credit card debt	377	88	124	643	114	(529)
Trade receivables	51	15	13	424	87	(337)
Finance leases	188	107	59	516	252	(264)
Reverse repurchase loans	-	-	82	1	-	(1)
Other term loans	2,685	469	407	20,765	11,429	(9,336)
Advances that are not loans	5	-	21	14	2	(12)
of which: mortgage loans (Loans collateralized by immovable property)	1,202	265	254	16,526	9,008	(5,850)
of which: other collateralized loans	593	124	47	1,129	656	(275)
of which: credit for consumption	1,186	227	269	1,622	455	(1,168)
of which: lending for house purchase	883	194	105	6,094	4,546	(1,548)
of which: project finance loans	138	-	-	253	105	(147)

(*) Figures originally reported in the year 2016 in accordance to the applicable regulation, without restatements.

The breakdown of loans and advances, within financial assets at amortized cost, impaired and accumulated impairment by sectors as of December 31, 2018, 2017 and 2016 is as follows:

December 2018 (Millions of euros)
	Non-performing loans and advances	Accumulated impairment	Non-performing loans and advances as a % of the total
General governments	128	(84)	0.4%
Credit institutions	10	(12)	0.1%
Other financial corporations	11	(22)	0.1%
Non-financial corporations	8,372	(6,260)	4.9%
Agriculture, forestry and fishing	122	(107)	3.3%
Mining and quarrying	96	(70)	1.9%
Manufacturing	1,695	(1,134)	4.6%
Electricity, gas, steam and air conditioning supply	585	(446)	4.2%
Water supply	19	(15)	1.8%
Construction	1,488	(1,007)	12.5%
Wholesale and retail trade	1,624	(1,259)	6.3%
Transport and storage	459	(374)	4.7%
Accommodation and food service activities	315	(204)	4.0%
Information and communication	113	(72)	2.1%
Financial and insurance activities	147	(128)	2.1%
Real estate activities	834	(624)	4.8%
Professional, scientific and technical activities	204	(171)	4.0%
Administrative and support service activities	128	(125)	4.0%
Public administration and defense, compulsory social security	5	(7)	1.6%
Education	31	(31)	3.4%
Human health services and social work activities	63	(63)	1.4%
Arts, entertainment and recreation	59	(41)	4.5%
Other services	386	(382)	3.9%
Households	7,838	(5,833)	4.4%
LOANS AND ADVANCES	16,359	(12,211)	4.1%

December 2017 (Millions of euros)
	Non-performing loans and advances	Accumulated impairment or Accumulated changes in fair value due to credit risk	Non-performing loans and advances as a % of the total
General governments	171	(111)	0.5%
Credit institutions	11	(36)	0.3%
Other financial corporations	12	(26)	0.1%
Non-financial corporations	10,791	(7,538)	6.3%
Agriculture, forestry and fishing	166	(123)	4.3%
Mining and quarrying	177	(123)	3.7%
Manufacturing	1,239	(955)	3.6%
Electricity, gas, steam and air conditioning supply	213	(289)	1.8%
Water supply	29	(11)	4.5%
Construction	2,993	(1,708)	20.1%
Wholesale and retail trade	1,706	(1,230)	5.9%
Transport and storage	441	(353)	4.2%
Accommodation and food service activities	362	(222)	4.3%
Information and communication	984	(256)	17.0%
Real estate activities	1,171	(1,100)	7.9%
Professional, scientific and technical activities	252	(183)	3.8%
Administrative and support service activities	188	(130)	6.3%
Public administration and defense, compulsory social security	4	(6)	1.9%
Education	31	(25)	3.4%
Human health services and social work activities	75	(68)	1.7%
Arts, entertainment and recreation	69	(38)	4.6%
Other services	690	(716)	4.3%
Households	8,417	(5,073)	4.7%
LOANS AND ADVANCES	19,401	(12,784)	4.5%

December 2016 (Millions of euros)
	Non-performing	Accumulated impairment or Accumulated changes in fair value due to credit risk	Non-performing loans and advances as a % of the total
General governments	295	(52)	0.8%
Credit institutions	10	(42)	0.0%
Other financial corporations	34	(82)	0.2%
Non-financial corporations	13,786	(10,192)	7.4%
Agriculture, forestry and fishing	221	(188)	5.1%
Mining and quarrying	126	(83)	3.3%
Manufacturing	1,569	(1,201)	4.5%
Electricity, gas, steam and air conditioning supply	569	(402)	3.2%
Water supply	29	(10)	3.5%
Construction	5,358	(3,162)	26.3%
Wholesale and retail trade	1,857	(1,418)	6.2%
Transport and storage	442	(501)	4.5%
Accommodation and food service activities	499	(273)	5.9%
Information and communication	112	(110)	2.2%
Real estate activities	1,441	(1,074)	8.7%
Professional, scientific and technical activities	442	(380)	6.0%
Administrative and support service activities	182	(107)	7.3%
Public administration and defense, compulsory social security	18	(25)	3.0%
Education	58	(31)	5.4%
Human health services and social work activities	89	(88)	1.8%
Arts, entertainment and recreation	84	(51)	5.1%
Other services	691	(1,088)	4.2%
Households	8,801	(5,648)	4.6%
LOANS AND ADVANCES	22,925	(16,016)	5.0%

The changes during the years 2018, 2017 and 2016 of impaired financial assets and contingent risks are as follow:

Changes in Impaired Financial Assets and Contingent Risks (Millions of euros)
	2018	2017	2016
Balance at the beginning	20,590	23,877	26,103
Additions	9,792	10,856	11,133
Decreases (*)	(6,909)	(7,771)	(7,633)
Net additions	2,883	3,085	3,500
Amounts written-off	(5,076)	(5,758)	(5,592)
Exchange differences and other	(1,264)	(615)	(134)
Balance at the end	17,134	20,590	23,877

(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the year as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries (see Notes 19 and 20 to the Consolidated Financial Statement for additional information).

The changes during the years 2018, 2017 and 2016 in financial assets derecognized from the accompanying consolidated balance sheet as their recovery is considered unlikely (hereinafter "write-offs"), is shown below:

Changes in Impaired Financial Assets Written-Off from the Balance Sheet (Millions of Euros)
	Notes	2018	2017	2016
Balance at the beginning		30,139	29,347	26,143
Increase:		6,164	5,986	5,699
Decrease:		(4,210)	(4,442)	(2,384)
Re-financing or restructuring		(10)	(9)	(32)
Cash recovery	47	(589)	(558)	(541)
Foreclosed assets		(625)	(149)	(210)
Sales of written-off		(1,805)	(2,284)	(45)
Debt forgiveness		(889)	(1,121)	(864)
Time-barred debt and other causes		(292)	(321)	(692)
Net exchange differences		250	(752)	(111)
Balance at the end		32,343	30,139	29,347

As indicated in Note 2.2.1, although they have been derecognized from the consolidated balance sheet, the BBVA Group continues to attempt to collect on these written-off financial assets, until the rights to receive them are fully extinguished, either because it is time-barred financial asset, the financial asset is condoned, or other reasons.

7.3.6 Impairment losses

Below are the changes in the years ended December 31, 2018, 2017 and 2016, in the provisions recognized on the accompanying consolidated balance sheets to cover estimated impairment losses in loans and advances and debt securities measured at amortized cost and financial assets at fair value through other comprehensive income as well as the loan commitment and financial guarantees:

Financial assets at amortized cost. December 2018 (Millions of Euros)
	Not credit-impaired			Credit-impaired		Total
	Stage 1	Stage 2		Credit-impaired (Stage 3)	Purchased/originated credit-impaired (Stage 3)
	Loss allowances	Loss allowances (collectively assessed)	Loss allowances (individually assessed)	Loss allowances	Loss allowances	Loss allowances
Opening balance (under IFRS 9)	(2,237)	(1,827)	(525)	(9,371)	-	(13,960)
Transfers from Stage 1 to Stage 2 (not credit-impaired)	208	(930)	(218)	-	-	(940)
Transfers from Stage 2 (not credit - impaired) to Stage 1	(125)	619	50	-	-	544
Transfers to Stage 3	55	282	564	(2,127)	-	(1,226)
Transfers from Stage 3 to Stage 1 or 2	(7)	(126)	(68)	333	-	132
Changes without transfers between Stages	358	(53)	(260)	(3,775)	-	(3,730)
New financial assets originated	(1,072)	(375)	(244)	-	-	(1,692)
Disposals	2	3	-	110	-	115
Repayments	641	432	118	1,432	-	2,623
Write-offs	13	14	2	4,433	-	4,461
Foreign exchange	(84)	72	(93)	343	-	239
Modifications that result in derecognition	5	10	25	98	-	138
Modifications that do not result in derecognition	3	(8)	1	(362)	-	(366)
Other	135	133	20	1,111	-	1,399
Closing balance	(2,106)	(1,753)	(628)	(7,777)	-	(12,264)

Financial assets at fair value through other comprehensive income. December 2018 (Millions of Euros)
	Not credit-impaired			Credit-impaired		Total
	Stage 1	Stage 2		Credit-impaired (Stage 3)	Purchased/originated credit-impaired (Stage 3)
	Loss allowances	Loss allowances (collectively assessed)	Loss allowances (individually assessed)	Loss allowances	Loss allowances	Loss allowances
Opening balance (under IFRS 9)	(20)	(1)	-	(14)	-	(35)
Changes without transfers between Stages	(7)	-	-	16	-	9
New financial assets originated	(3)	-	-	-	-	(3)
Repayments	5	-	-	-	-	5
Foreign exchange	2	-	-	-	-	2
Modifications that do not result in derecognition	-	-	-	(11)	-	(11)
Other	(5)	1	-	8	-	4
Closing balance	(28)	-	-	-	-	(28)

Loan commitments and financial guarantees. December 2018 (Millions of Euros)
	Not credit-impaired			Credit-impaired		Total
	Stage 1	Stage 2		Credit-impaired (Stage 3)	Purchased/originated credit-impaired (Stage 3)
	Loss allowances	Loss allowances (collectively assessed)	Loss allowances (individually assessed)	Loss allowances	Loss allowances	Loss allowances
Opening balance (under IFRS 9)	(200)	(135)	(84)	(285)	-	(704)
Transfers from Stage 1 to Stage 2 (not credit-impaired)	14	(84)	(11)	-	-	(81)
Transfers from Stage 2 (not credit - impaired) to Stage 1	(8)	65	1	-	-	58
Transfers to Stage 3	1	4	16	(48)	-	(27)
Transfers from Stage 3 to Stage 1 or 2	(3)	(3)	-	20	-	14
Changes without transfers between Stages	14	12	6	35	-	67
New financial assets originated	(102)	(32)	(20)	-	-	(154)
Disposals	-	-	-	1	-	1
Repayments	47	58	24	73	-	202
Foreign exchange	11	1	(2)	6	-	16
Modifications that do not result in derecognition	-	-	-	(32)	-	(32)
Other	(6)	(13)	10	13	-	4
Closing balance	(232)	(127)	(60)	(217)	-	(636)

December 2017 (Millions of euros) (*)
	Opening balance	Increases due to amounts set aside for estimated loan losses during the period	Decreases due to amounts reversed for estimated loan losses during the period	Decreases due to amounts taken against allowances	Transfers between allowances	Other adjustments	Closing balance	Recoveries recorded directly to the statement of profit or loss

Equity instruments
Specific allowances for financial assets, individually and collectively estimated	(10,937)	(7,484)	2,878	4,503	1,810	526	(8,703)	558
Debt securities	(144)	(26)	6	-	123	13	(28)	-
Credit institutions	(15)	(5)	4	-	16	-	-	-
Other financial corporations	(26)	(4)	2	-	-	13	(16)	-
Non-financial corporations	(103)	(17)	-	-	107	-	(12)	-
Loans and advances	(10,793)	(7,458)	2,872	4,503	1,687	513	(8,675)	558
General governments	(39)	(70)	37	14	1	15	(42)	1
Credit institutions	(7)	(2)	2	-	-	1	(6)	-
Other financial corporations	(25)	(287)	3	38	227	38	(7)	-
Non-financial corporations	(7,402)	(3,627)	1,993	3,029	(228)	636	(5,599)	345
Households	(3,319)	(3,472)	837	1,422	1,687	(177)	(3,022)	212
Collective allowances for incurred but not reported losses on financial assets	(5,270)	(1,783)	2,159	1,537	(1,328)	557	(4,130)	-
Debt securities	(46)	(8)	30	1	-	3	(21)	-
Loans and advances	(5,224)	(1,776)	2,128	1,536	(1,328)	554	(4,109)	-
Total	(16,206)	(9,267)	5,037	6,038	482	1,083	(12,833)	558

(*) Figures originally reported in the year 2017 in accordance to the applicable regulation, without restatements.

December 2016 (Millions of euros)
	Opening balance	Increases due to amounts set aside for estimated loan losses during the period	Decreases due to amounts reversed for estimated loan losses during the period	Decreases due to amounts taken against allowances	Transfers between allowances	Other adjustments	Closing balance	Recoveries recorded directly to the statement of profit or loss
Equity instruments
Specific allowances for financial assets, individually and collectively estimated	(12,866)	(6,912)	2,708	5,673	(123)	583	(10,937)	540
Debt securities	(35)	(167)	6	64	(10)	(2)	(144)	-
Credit institutions	(20)	-	-	5	-	-	(15)	-
Other financial corporations	(15)	(29)	3	26	(10)	(1)	(26)	-
Non-financial corporations	-	(138)	3	33	-	(1)	(103)	-
Loans and advances	(12,831)	(6,745)	2,702	5,610	(113)	585	(10,793)	540
General governments	(37)	(2)	20	6	(27)	2	(39)	1
Credit institutions	(17)	(2)	3	-	10	(3)	(7)	-
Other financial corporations	(38)	(34)	9	22	10	6	(25)	-
Non-financial corporations	(9,225)	(3,705)	2,158	3,257	(278)	391	(7,402)	335
Households	(3,514)	(3,002)	511	2,325	172	189	(3,319)	205
Collective allowances for incurred but not reported losses on financial assets	(6,024)	(1,558)	1,463	88	775	(15)	(5,270)	1
Debt securities	(113)	(11)	15	1	64	-	(46)	-
Loans and advances	(5,911)	(1,546)	1,449	87	711	(15)	(5,224)	-
Total	(18,890)	(8,470)	4,172	5,762	652	568	(16,206)	541

(*) Figures originally reported in the year 2016 in accordance to the applicable regulation, without restatements.

7.3.7 Refinancing and restructuring operations

Group policies and principles with respect to refinancing and restructuring operations

Refinancing and restructuring transactions (see definition in the Glossary) are carried out with customers who have requested such an operation in order to meet their current loan payments if they are expected, or may be expected, to experience financial difficulty in making the payments in the future.

The basic aim of a refinancing and restructuring operation is to provide the customer with a situation of financial viability over time by adapting repayment of the loan incurred with the Group to the customer’s new situation of fund generation. The use of refinancing and restructuring for other purposes, such as to delay loss recognition, is contrary to BBVA Group policies.

The BBVA Group’s refinancing and restructuring policies are based on the following general principles:

  Refinancing and restructuring is authorized according to the capacity of customers to pay the new installments. This is done by first identifying the origin of the payment difficulties and then carrying out an analysis of the customers’ viability, including an updated analysis of their economic and financial situation and capacity to pay and generate funds. If the customer is a company, the analysis also covers the situation of the industry in which it operates.
  With the aim of increasing the solvency of the operation, new guarantees and/or guarantors of demonstrable solvency are obtained where possible. An essential part of this process is an analysis of the effectiveness of both the new and original guarantees.
  This analysis is carried out from the overall customer or group perspective.
  Refinancing and restructuring operations do not in general increase the amount of the customer’s loan, except for the expenses inherent to the operation itself.
  The capacity to refinance and restructure loan is not delegated to the branches, but decided on by the risk units.
  The decisions made are reviewed from time to time with the aim of evaluating full compliance with refinancing and restructuring policies.

These general principles are adapted in each case according to the conditions and circumstances of each geographical area in which the Group operates, and to the different types of customers involved.

In the case of retail customers (private individuals), the main aim of the BBVA Group’s policy on refinancing and restructuring loan is to avoid default arising from a customer’s temporary liquidity problems by implementing structural solutions that do not increase the balance of customer’s loan. The solution required is adapted to each case and the loan repayment is made easier, in accordance with the following principles:

  Analysis of the viability of operations based on the customer’s willingness and ability to pay, which may be reduced, but should nevertheless be present. The customer must therefore repay at least the interest on the operation in all cases. No arrangements may be concluded that involve a grace period for both principal and interest.
  Refinancing and restructuring of operations is only allowed on those loans in which the BBVA Group originally entered into.
  Customers subject to refinancing and restructuring operations are excluded from marketing campaigns of any kind.

In the case of non-retail customers (mainly companies, enterprises and corporates), refinancing/restructuring is authorized according to an economic and financial viability plan based on:

  Forecasted future income, margins and cash flows to allow entities to implement cost adjustment measures (industrial restructuring) and a business development plan that can help reduce the level of leverage to sustainable levels (capacity to access the financial markets).
  Where appropriate, the existence of a divestment plan for assets and/or operating segments that can generate cash to assist the deleveraging process.
  The capacity of shareholders to contribute capital and/or guarantees that can support the viability of the plan.

In accordance with the Group’s policy, the conclusion of a loan refinancing and restructuring operation does not meet the loan is reclassified from "impaired" or "significant increase in credit risk" to outstanding risk. The reclassification to "significant increase in credit risk" or normal risk categories must be based on the analysis mentioned earlier of the viability, upon completion of the probationary periods described below.

The Group maintains the policy of including risks related to refinanced and restructured loans as either:

  "Impaired assets", as although the customer is up to date with payments, they are classified as unlikely to pay when there are significant doubts that the terms of their refinancing may not be met; or
  "Significant increase in credit risk" until the conditions established for their consideration as normal risk are met).

The conditions established for assets classified as “Significant increase in credit risk” to be reclassified out of this category are as follows:

  The customer must have paid past-due amounts (principal and interest) since the date of the renegotiation or restructuring of the loan or other objective criteria, demonstrating the borrower´s ability to pay, have been verified; none of its exposures is more than 30 days past-due; and
  At least two years must have elapsed since completion of the renegotiation or restructuring of the loan and regular payments must have been made during at least half of this probation period;
  It is unlikely that the customer will have financial difficulties and, therefore, it is expected that the customer will be able to meet its loan payment obligations (principal and interest) in a timely manner.

The BBVA Group’s refinancing and restructuring policy provides for the possibility of two modifications in a 24 month period for loans that are not in compliance with the payment schedule.

The internal models used to determine allowances for loan losses consider the restructuring and renegotiation of a loan, as well as re-defaults on such a loan, by assigning a lower internal rating to restructured and renegotiated loans than the average internal rating assigned to non-restructured/renegotiated loans. This downgrade results in an increase in the probability of default (PD) assigned to restructured/renegotiated loans (with the resulting PD being higher than the average PD of the non- renegotiated loans in the same portfolios).

For quantitative information on refinancing and restructuring operations see Appendix VIII.

7.4 Market risk

7.4.1 Market risk trading portfolios

Market risk originates as a result of movements in the market variables that impact the valuation of traded financial products and assets. The main risks generated can be classified as follows:

  Interest-rate risk: This arises as a result of exposure to movements in the different interest-rate curves involved in trading. Although the typical products that generate sensitivity to the movements in interest rates are money-market products (deposits, interest-rate futures, call money swaps, etc.) and traditional interest-rate derivatives (swaps and interest-rate options such as caps, floors, swaptions, etc.), practically all the financial products are exposed to interest-rate movements due to the effect that such movements have on the valuation of the financial discount.
  Equity risk: This arises as a result of movements in share prices. This risk is generated in spot positions in shares or any derivative products whose underlying asset is a share or an equity index. Dividend risk is a sub-risk of equity risk, arising as an input for any equity option. Its variation may affect the valuation of positions and it is therefore a factor that generates risk on the books.
  Exchange-rate risk: This is caused by movements in the exchange rates of the different currencies in which a position is held. As in the case of equity risk, this risk is generated in spot currency positions, and in any derivative product whose underlying asset is an exchange rate. In addition, the quanto effect (operations where the underlying asset and the instrument itself are denominated in different currencies) means that in certain transactions in which the underlying asset is not a currency, an exchange-rate risk is generated that has to be measured and monitored.
  Credit-spread risk: Credit spread is an indicator of an issuer's credit quality. Spread risk occurs due to variations in the levels of spread of both corporate and government issues, and affects positions in bonds and credit derivatives.
  Volatility risk: This occurs as a result of changes in the levels of implied price volatility of the different market instruments on which derivatives are traded. This risk, unlike the others, is exclusively a component of trading in derivatives and is defined as a first-order convexity risk that is generated in all possible underlying assets in which there are products with options that require a volatility input for their valuation.

The metrics developed to control and monitor market risk in BBVA Group are aligned with market practices and are implemented consistently across all the local market risk units.

Measurement procedures are established in terms of the possible impact of negative market conditions on the trading portfolio of the Group's Global Markets units, both under ordinary circumstances and in situations of heightened risk factors.

The standard metric used to measure market risk is Value at Risk (“VaR”), which indicates the maximum loss that may occur in the portfolios at a given confidence level (99%) and time horizon (one day). This statistic value is widely used in the market and has the advantage of summing up in a single metric the risks inherent to trading activity, taking into account how they are related and providing a prediction of the loss that the trading book could sustain as a result of fluctuations in equity prices, interest rates, foreign exchange rates and credit spreads. The market risk analysis considers risks, such as credit spread, basis risk as well as volatility and correlation risk.

Most of the headings on the Group's balance sheet subject to market risk are positions in the Group´s trading portfolio whose metric for measuring their market risk is VaR. This table shows the accounting lines of the consolidated balance sheet as of December 31, 2018, 2017 and 2016 in which there is a market risk in the Group´s trading and non-trading portfolios:

Headings of the balance sheet under market risk (Millions of euros)
	December 2018		December 2017		December 2016
	Main market risk metrics - VaR	Main market risk metrics - Others (*)	Main market risk metrics - VaR	Main market risk metrics - Others (*)	Main market risk metrics - VaR	Main market risk metrics - Others (*)
Assets subject to market risk
Financial assets held for trading	57,486	28,459	59,008	441	64,623	1,480
Financial assets at fair value through other comprehensive income	5,652	19,125	5,661	24,083	7,119	28,771
Of which: Equity instruments	-	2,046	-	2,404	-	3,559
Derivatives - Hedging accounting	688	1,061	829	1,397	1,041	1,415
Liabilities subject to market risk
Financial liabilities held for trading	38,844	40,026	42,468	2,526	47,491	2,223
Derivatives - Hedging accounting	550	910	1,157	638	1,305	689

(*) Includes mainly assets and liabilities managed by ALCO.

Although the prior table shows details of the financial positions subject to market risk, it should be noted that the data are for information purposes only and do not reflect how the risk is managed in trading activity, where it is not classified into assets and liabilities.

With respect to the risk measurement models used in BBVA Group, the Bank of Spain has authorized the use of the internal model to determine bank capital requirements deriving from risk positions on the BBVA S.A. and BBVA Bancomer trading book, which jointly account for around 76%, 70% and 66% of the Group’s trading-book market risk as of December 31, 2018, 2017 and 2016. For the rest of the geographical areas (mainly South America, Garanti and BBVA Compass), bank capital for the risk positions in the trading book is calculated using the standard model.

The current management structure includes the monitoring of market-risk limits, consisting of a scheme of limits based on VaR, economic capital (based on VaR measurements) and VaR sub-limits, as well as stop-loss limits for each of the Group’s business units.

The model used estimates VaR in accordance with the "historical simulation" methodology, which involves estimating losses and gains that would have taken place in the current portfolio if the changes in market conditions that took place over a specific period of time in the past were repeated. Based on this information, it infers the maximum expected loss of the current portfolio within a given confidence level. This model has the advantage of reflecting precisely the historical distribution of the market variables and not assuming any specific distribution of probability. The historical period used in this model is two years. The historical simulation method is used in BBVA S.A., BBVA Bancomer, BBVA Colombia, Compass Bank and Garanti.

VaR figures are estimated following two methodologies:

  VaR without smoothing, which awards equal weight to the daily information for the previous two years. This is currently the official methodology for measuring market risks for the purpose of monitoring compliance with risk limits.
  VaR with smoothing, which gives a greater weight to more recent market information. This metric supplements the previous one.

In the case of Global Markets Argentina and Global Markets Peru a parametric methodology is used to measure risk in terms of VaR.

At the same time, and following the guidelines established by the Spanish and European authorities, BBVA incorporates metrics in addition to VaR with the aim of meeting the Bank of Spain's regulatory requirements with respect to the calculation of bank capital for the trading book. Specifically, the new measures incorporated in the Group since December 2011 (stipulated by Basel 2.5) are:

  VaR: In regulatory terms, the VaR charge incorporates the stressed VaR charge, and the sum of the two (VaR and stressed VaR) is calculated. This quantifies the losses associated with the movements of the two risk factors inherent to market operations (interest rates, FX, RV, credit, etc.). Both VaR and stressed VaR are rescaled by a regulatory multiplier set at three and by the square root of ten to calculate the capital charge.
  Specific Risk: Incremental Risk Capital (“IRC”) Quantification of the risks of default and downgrading of the credit ratings of the bond and credit derivative positions in the portfolio. The specific capital risk by IRC is a charge exclusively used in the geographical areas with the internal model approved (BBVA S.A. and Bancomer). The capital charge is determined according to the associated losses (at 99.9% in a 1-year horizon under the hypothesis of constant risk) due to the rating migration and/or default state the issuer of an asset. In addition, the price risk is included in sovereign positions for the items specified.
  Specific Risk: Securitization and correlation portfolios. Capital charge for securitizations and the correlation portfolio to include the potential losses associated at the level of rating a specific credit structure (rating). Both are calculated by the standard method. The scope of the correlation portfolios refers to the FTD-type market operation and/or tranches of market CDOs and only for positions with an active market and hedging capacity.

Validity tests are performed regularly on the risk measurement models used by the Group. They estimate the maximum loss that could have been incurred in the positions with a certain level of probability (backtesting), as well as measurements of the impact of extreme market events on risk positions (stress testing). As an additional control measure, backtesting is conducted at trading desk level in order to enable more specific monitoring of the validity of the measurement models.

Market risk in 2018

The Group’s market risk remains at low levels compared to other risks managed by BBVA, particularly in terms of credit risk. This is due to the nature of the business. During the financial year 2018 the average VaR was €21 million, below the figure of 2017, with a high on March 16, 2018 of €26 million. The evolution in the BBVA Group’s market risk during 2018, measured as VaR without smoothing (see Glossary) with a 99% confidence level and a 1-day horizon (shown in millions of Euros) is as follows:

By type of market risk assumed by the Group's trading portfolio, the main risk factor for the Group continues to be that linked to interest rates, with a weight of 55% of the total at the end of year ended December 31, 2018 (this figure includes the spread risk). The relative weight has increased compared with the close of 2017 (48%). Exchange-rate risk maintains its proportion with respect to 2017 (14%), while equity, volatility and correlation risk have decreased, with a weight of 31% at the close of 2018 (vs. 38% at the close of 2017).

As of December 31, 2018, 2017 and 2016 the balance of VaR was €17 million, €22 million and €26 million, respectively. These figures can be broken down as follows:

VaR by Risk Factor (Millions of euros)
	Interest/Spread Risk	Currency Risk	Stock-market Risk	Vega/Correlation Risk	Diversification Effect(*)	Total
December 2018
VaR average in the year	20	6	4	9	(20)	21
VaR max in the year	23	7	6	11	(21)	26
VaR min in the year	17	6	4	7	(18)	16
End of period VaR	19	5	3	7	(17)	17
December 2017
VaR average in the year	25	10	3	13	(23)	27
VaR max in the year	27	11	2	12	(19)	34
VaR min in the year	23	7	4	14	(26)	22
End of period VaR	23	7	4	14	(26)	22
December 2016
VaR average in the year	28	10	4	11	(23)	29
VaR max in the year	30	16	4	11	(23)	38
VaR min in the year	21	10	1	11	(20)	23
End of period VaR	29	7	2	12	(24)	26

(*) The diversification effect is the difference between the sum of the average individual risk factors and the total VaR figure that includes the implied correlation between all the variables and scenarios used in the measurement.

Validation of the model

The internal market risk model is validated on a regular basis by backtesting in both BBVA S.A. and Bancomer. The aim of backtesting is to validate the quality and precision of the internal market risk model used by BBVA Group to estimate the maximum daily loss of a portfolio, at a 99% level of confidence and a 250-day time horizon, by comparing the Group's results and the risk measurements generated by the internal market risk model. These tests showed that the internal market risk model of both BBVA, S.A. and Bancomer is adequate and precise.

Two types of backtesting have been carried out during 2018, 2017 and 2016:

  "Hypothetical" backtesting: the daily VaR is compared with the results obtained, not taking into account the intraday results or the changes in the portfolio positions. This validates the appropriateness of the market risk metrics for the end-of-day position.
  "Real" backtesting: the daily VaR is compared with the total results, including intraday transactions, but discounting the possible minimum charges or fees involved. This type of backtesting includes the intraday risk in portfolios.

In addition, each of these two types of backtesting was carried out at the level of risk factor or business type, thus making a deeper comparison of the results with respect to risk measurements.

For the period between the year ended December 31, 2017 and the year ended December 31, 2018, the backtesting of the internal VaR calculation model was carried out, comparing the daily results obtained to the estimated risk level by the internal VaR calculation model. At the end of the year the comparison showed the internal VaR calculation model was working correctly, within the "green" zone (0-4 exceptions), thus validating the internal VaR calculation model, as has occurred each year since the internal market risk model was approved for the Group.

Stress test analysis

A number of stress tests are carried out on BBVA Group's trading portfolios. First, global and local historical scenarios are used that replicate the behavior of an extreme past event, such as for example the collapse of Lehman Brothers or the "Tequilazo" crisis. These stress tests are complemented with simulated scenarios, where the aim is to generate scenarios that have a significant impact on the different portfolios, but without being anchored to any specific historical scenario. Finally, for some portfolios or positions, fixed stress tests are also carried out that have a significant impact on the market variables affecting these positions.

Historical scenarios

The historical benchmark stress scenario for the BBVA Group is Lehman Brothers, whose sudden collapse in September 2008 led to a significant impact on the behavior of financial markets at a global level. The following are the most relevant effects of this historical scenario:

  Credit shock: reflected mainly in the increase of credit spreads and downgrades in credit ratings.
  Increased volatility in most of the financial markets (giving rise to a great deal of variation in the prices of different assets (currency, equity, debt).
  Liquidity shock in the financial systems, reflected by a major movement in interbank curves, particularly in the shortest sections of the euro and dollar curves.

Simulated scenarios

Unlike the historical scenarios, which are fixed and therefore not suited to the composition of the risk portfolio at all times, the scenario used for the exercises of economic stress is based on Resampling methodology. This methodology is based on the use of dynamic scenarios are recalculated periodically depending on the main risks held in the trading portfolios. On a data window wide enough to collect different periods of stress (data are taken from 1-1-2008 until today), a simulation is performed by resampling of historic observations, generating a loss distribution and profits to analyze most extreme of births in the selected historical window. The advantage of this resampling methodology is that the period of stress is not predetermined, but depends on the portfolio maintained at each time, and making a large number of simulations (10,000 simulations) allows a richer information for the analysis of expected shortfall than what is available in the scenarios included in the calculation of VaR.

The main features of this approach are: a) the generated simulations respect the correlation structure of the data, b) flexibility in the inclusion of new risk factors and c) to allow the introduction of a lot of variability in the simulations (desirable to consider extreme events).

The impact of the stress test under multivariable simulation of the risk factors of the portfolio (Expected shortfall 95% to 20 days) as of December 31, 2018 is as follows:

Millions of Euros
	Europe	Mexico	Peru	Venezuela	Argentina	Colombia	Turkey	Compass
Expected Shortfall	(99)	(33)	(11)	-	(5)	(6)	(6)	(1)

7.4.2 Structural risk

The Assets and Liabilities Committee (ALCO) is the main responsible body for the management of structural risks relating to liquidity/funding, interest rates, currency rates, equity and solvency. Every month, with the assistance of the CEO and representatives from the areas of Finance, Risks and Business Areas, this committee monitors the above risks and is presented with proposals for managing them for its approval. These management proposals are made proactively by the Finance area, taking into account the risk appetite framework and with the aim of guaranteeing recurrent earnings and financial stability and preserving the entity's solvency. All the balance-sheet management units have a local ALCO, assisted constantly by the members of the Corporate Center. There is also a corporate ALCO where the management strategies in the Group's subsidiaries are monitored and presented.

Structural interest-rate risk

The structural interest-rate risk (“IRRBB”) is related to the potential impact that variations in market interest rates have on an entity's net interest income and equity. In order to properly measure IRRBB, BBVA takes into account the main sources that generate this risk: repricing risk, yield curve risk, option risk and basis risk, which are analyzed from two complementary points of view: net interest income (short term) and economic value (long term).

ALCO monitors the interest-rate risk metrics and the Assets and Liabilities Management unit carries out the management proposals for the structural balance sheet. The management objective is to ensure the stability of net interest income and book value in the face of changes in market interest rates, while respecting the internal solvency and limits in the different balance-sheets and for BBVA Group as a whole; and complying with current and future regulatory requirements.

BBVA's structural interest-rate risk management control and monitoring is based on a set of metrics and tools that enable the entity's risk profile to be monitored correctly. A wide range of scenarios are measured on a regular basis, including sensitivities to parallel movements in the event of different shocks, changes in slope and curve, as well as delayed movements. Other probabilistic metrics based on statistical scenario-simulating methods are also assessed, such as earnings at risk (“EaR”) and economic capital (“EC”), which are defined as the maximum adverse deviations in net interest income and economic value, respectively, for a given confidence level and time horizon. Impact thresholds are established on these management metrics both in terms of deviations in net interest income and in terms of the impact on economic value. The process is carried out separately for each currency to which the Group is exposed, and the diversification effect between currencies and business units is considered after this.

In order to evaluate its effectiveness, the model is subjected to regular internal validation. In addition, the banking book’s interest-rate risk exposures are subjected to different stress tests in order to reveal balance sheet vulnerabilities under extreme scenarios. This testing includes an analysis of adverse macroeconomic scenarios designed specifically by BBVA Research, together with a wide range of potential scenarios that aim to identify interest-rate environments that are particularly damaging for the entity. This is done by generating extreme scenarios of a breakthrough in interest rate levels and historical correlations, giving rise to sudden changes in the slopes and even to inverted curves.

The model is necessarily underpinned by an elaborate set of hypotheses that aim to reproduce the behavior of the balance sheet as closely as possible to reality. Especially relevant among these assumptions are those related to the behavior of Non Maturity Deposits, for which stability and remuneration assumptions are established, consistent with an adequate segmentation by type of product and customer, and prepayment estimates (implicit optionality). The assumptions are reviewed and adapted, at least on an annual basis, to signs of changes in behavior, kept properly documented and reviewed on a regular basis in the internal validation processes.

The impacts on the metrics are assessed both from a point of view of economic value with a static model (gone concern) and from the perspective of net interest income, for which a dynamic model (going concern) consistent with the corporate assumptions of earnings forecasts is used.

The table below shows the profile of average sensitivities to net interest income and value of the main banks in BBVA Group in 2018:

Sensitivity to Interest-Rate Analysis - December 2018
	Impact on Net Interest Income (*)		Impact on Economic Value (**)
	100 Basis-Point Increase	100 Basis-Point Decrease	100 Basis-Point Increase	100 Basis-Point Decrease
Europe (***)	+ (5% - 10%)	- (5% - 10%)	+ (0% - 5%)	- (0% - 5%)
Mexico	+ (0% - 5%)	- (0% - 5%)	+ (0% - 5%)	- (0% - 5%)
USA	+ (5% - 10%)	- (5% - 10%)	- (5% - 10%)	+ (0% - 5%)
Turkey	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	+ (0% - 5%)
South America	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	+ (0% - 5%)
BBVA Group	+ (0% - 5%)	- (0% - 5%)	- (0% - 5%)	- (0% - 5%)

(*) Percentage of "1 year" net interest income forecast for each unit.

(**) Percentage of Core Capital for each unit.

(***) In Europe downward movement including rates below the current ones.

In 2018 in Europe monetary policy has remained expansionary, maintaining rates at 0% and the deposit rate at -0.4%. In USA the rising rate cycle initiated by the Federal Reserve in 2015 has continued. In Mexico and Turkey, the upward cycle has continued because of volatility of their currencies and inflation prospects. In South America, monetary policy has continued to be expansive in most of the economies where the Group operates, with the exception of Argentina, where rates increased and actions were taken not to increase the monetary basis and slow the inflation.

The BBVA Group maintains, overall a positive and moderate sensitivity in its net interest income to an increase in interest rates. The higher relative net interest income sensitivities are observed in, particularly Euro and USD. In Europe however, the decrease in interest rates is limited by the downward path scope in interest rates. The Group maintains a moderate risk profile, according to its target risk, through effective management of its balance sheet structural risk.

Structural exchange-rate risk

In BBVA Group, structural exchange-rate risk arises from the consolidation of holdings in subsidiaries with functional currencies other than the euro. Its management is centralized in order to optimize the joint handling of permanent foreign currency exposures, taking into account the diversification.

The corporate Global ALM unit, through ALCO, designs and executes hedging strategies with the main purpose of controlling the potential negative effect of exchange-rate fluctuations on capital ratios and on the equivalent value in euros of the foreign-currency earnings of the Group's subsidiaries, considering transactions according to market expectations and their cost.

The risk monitoring metrics included in the framework of limits are integrated into management and supplemented with additional assessment indicators. At corporate level they are based on probabilistic metrics that measure the maximum deviation in the Group’s Capital, CET1 (“Common Equity Tier 1”) ratio, and net attributable profit. The probabilistic metrics make it possible to estimate the joint impact of exposure to different currencies taking into account the different variability in exchange rates and their correlations.

The suitability of these risk assessment metrics is reviewed on a regular basis through backtesting exercises. The final element of structural exchange-rate risk control is the analysis of scenarios and stress with the aim of identifying in advance possible threats to future compliance with the risk appetite levels set, so that any necessary preventive management actions can be taken. The scenarios are based both on historical situations simulated by the risk model and on the risk scenarios provided by BBVA Research.

2018 has been characterized by higher volatility levels of FX rates in emerging markets. As for the main currencies of the geographies where the Group operates, it is worth mentioning the appreciation of Mexican peso and US Dollar against the euro (around 5% in both cases), while Turkish lira and Argentinian peso have strongly depreciated (25% and 48%, respectively) affected by idiosyncratic factors.

The Group's structural exchange-rate risk exposure level has remained fairly stable since the end of 2017. The hedging policy intends to keep low levels of sensitivity to movements in the exchange rates of emerging currencies against the euro and focuses on Mexican peso and Turkish lira. The risk mitigation level in capital ratio due to the book value of BBVA Group's holdings in foreign emerging currencies stood at around 70% and, as of the end of 2018, CET1 ratio sensitivity to the appreciation of 1% in the euro exchange rate for each currency is: US Dollar +1.1 bps; Mexican peso -0.2 bps; Turkish Lira -0.2 bps; other currencies -0.2 bps. On the other hand, hedging of emerging-currency denominated earnings of 2018 has reached an 82%, concentrated in Mexican peso, Turkish lira and the main Latin American currencies.

Structural equity risk

BBVA Group's exposure to structural equity risk stems basically from minority shareholdings in industrial and financial companies held with long or medium-term investment horizons. This exposure is modulated in some portfolios with positions held in derivative instruments on the same underlying assets, in order to adjust the portfolio sensitivity to potential changes in equity prices.

The management of structural equity portfolios is a responsibility of the Group's units specialized in this area. Their activity is subject to the risk management corporate policy on structural equity risk management, complying with the defined management principles and Risk Appetite Framework.

The Group's risk management systems also make it possible to anticipate potential negative impacts and take appropriate measures to prevent damage being caused to the entity. The risk control and limitation mechanisms are focused on the exposure, annual performance and economic capital estimated for each portfolio. Economic capital is estimated in accordance with a corporate model based on Monte Carlo simulations, taking into account the statistical performance of asset prices and the diversification existing among the different exposures.

Stress tests and analyses of sensitivity to different simulated scenarios are carried out periodically to analyze the risk profile in more depth. They are based on both past crisis situations and forecasts made by BBVA Research. This checks that the risks are limited and that the tolerance levels set by the Group are not at risk.

Backtesting is carried out on a regular basis on the risk measurement model used.

With regard to the equity markets, the world indexes have closed the year 2018 with generalized falls and volatility surges in a macro environment of global growth slowdown, increase of the political uncertainty and normalization of the monetary policies.

Structural equity risk, measured in terms of economic capital, has decreased in the period mainly due to lower exposure. The aggregate sensitivity of the BBVA Group’s consolidated equity to a 1% fall in the price of shares of the companies making up the equity portfolio remained at around €-28 million as of December 31, 2018 and €-32 million as of December 31, 2017. This estimation takes into account the exposure in shares valued at market prices, or if not applicable, at fair value (excluding the positions in the Treasury Area and the net delta-equivalent positions in derivatives on the same underlyings.

7.4.3 Financial Instruments offset

Financial assets and liabilities may be netted, i.e. they are presented for a net amount on the consolidated balance sheet only when the Group's entities satisfy with the provisions of IAS 32-Paragraph 42, so they have both the legal right to net recognized amounts, and the intention of settling the net amount or of realizing the asset and simultaneously paying the liability.

In addition, the Group has presented as gross amounts assets and liabilities on the consolidated balance sheet for which there are master netting arrangements in place, but for which there is no intention of settling net. The most common types of events that trigger the netting of reciprocal obligations are bankruptcy of the entity, surpassing certain level of indebtedness threshold, failure to pay, restructuring and dissolution of the entity.

In the current market context, derivatives are contracted under different framework contracts being the most widespread developed by the International Swaps and Derivatives Association (“ISDA”) and, for the Spanish market, the Framework Agreement on Financial Transactions (“CMOF”). Almost all portfolio derivative transactions have been concluded under these framework contracts, including in them the netting clauses mentioned in the preceding paragraph as "Master Netting Agreement", greatly reducing the credit exposure on these instruments. Additionally, in contracts signed with professional counterparties, the collateral agreement annexes called Credit Support Annex (“CSA”) are included, thereby minimizing exposure to a potential default of the counterparty.

Moreover, in transactions involving assets purchased or sold under a repurchase agreement there is a high volume transacted through clearing houses that articulate mechanisms to reduce counterparty risk, as well as through the signature of various master agreements for bilateral transactions, the most widely used being the Global Master Repurchase Agreement (GMRA), published by International Capital Market Association (“ICMA”), to which the clauses related to the collateral exchange are usually added within the text of the master agreement itself.

A summary of the effect of the compensation (via netting and collateral) for derivatives and securities operations is presented below as of December 31, 2018, 2017 and 2016:

December 2018 (Millions of euros)
					Gross Amounts Not Offset in the Consolidated Balance Sheets (D)
	Notes	Gross Amounts Recognized (A)	Gross Amounts Offset in the Consolidated Balance Sheets (B)	Net Amount Presented in the Consolidated Balance Sheets (C=A-B)	Financial Instruments	Cash Collateral Received/ Pledged	Net Amount (E=C-D)
Trading and hedging derivatives	10, 15	49,908	16,480	33,428	25,024	7,790	613
Reverse repurchase, securities borrowing and similar agreements		28,074	42	28,032	28,022	169	(159)
Total Assets		77,982	16,522	61,460	53,046	7,959	454

Trading and hedging derivatives	10, 15	51,596	17,101	34,494	25,024	6,788	2,682
Repurchase, securities lending and similar agreements		43,035	42	42,993	42,877	34	82
Total liabilities		94,631	17,143	77,487	67,901	6,822	2,765

December 2017 (Millions of euros)
					Gross Amounts Not Offset in the Consolidated Balance Sheets (D)
	Notes	Gross Amounts Recognized (A)	Gross Amounts Offset in the Consolidated Balance Sheets (B)	Net Amount Presented in the Consolidated Balance Sheets (C=A-B)	Financial Instruments	Cash Collateral Received/ Pledged	Net Amount (E=C-D)
Trading and hedging derivatives	10, 15	49,333	11,584	37,749	27,106	7,442	3,202
Reverse repurchase, securities borrowing and similar agreements		26,426	56	26,369	26,612	141	(384)
Total Assets		75,759	11,641	64,118	53,717	7,583	2,818

Trading and hedging derivatives	10, 15	50,693	11,644	39,049	27,106	8,328	3,615
Repurchase, securities lending and similar agreements		40,134	56	40,078	40,158	21	(101)
Total liabilities		90,827	11,701	79,126	67,264	8,349	3,514

December 2016 (Millions of euros)
					Gross Amounts Not Offset in the Consolidated Balance Sheets (D)
	Notes	Gross Amounts Recognized (A)	Gross Amounts Offset in the Consolidated Balance Sheets (B)	Net Amount Presented in the Consolidated Balance Sheets (C=A-B)	Financial Instruments	Cash Collateral Received/ Pledged	Net Amount (E=C-D)
Trading and hedging derivatives	10, 15	59,374	13,587	45,788	32,146	6,571	7,070
Reverse repurchase, securities borrowing and similar agreements		25,833	2,912	22,921	23,080	174	(333)
Total Assets		85,208	16,499	68,709	55,226	6,745	6,738

Trading and hedging derivatives	10, 15	59,545	14,080	45,465	32,146	7,272	6,047
Repurchase, securities lending and similar agreements		49,474	2,912	46,562	47,915	176	(1,529)
Total liabilities		109,019	16,991	92,027	80,061	7,448	4,518

7.5 Liquidity risk

7.5.1 Liquidity risk management

Management of liquidity and structural finance within the BBVA Group is based on the principle of the financial autonomy of the entities that make it up. This approach helps prevent and limit liquidity risk by reducing the Group’s vulnerability in periods of high risk. This decentralized management avoids possible contagion due to a crisis that could affect only one or several BBVA Group entities, which must cover their liquidity needs independently in the markets where they operate. Liquidity Management Units (LMUs) have been set up for this reason in the geographical areas where the main foreign subsidiaries operate, and also for the parent BBVA S.A.

Assets and Liabilities Management unit manages BBVA Group's liquidity and funding. It plans and executes the funding of the long-term structural gap of each LMUs and proposes to ALCO the actions to adopt in this regard in accordance with the policies and limits established by the Standing Committee.

As first core element, the Bank's target in terms of liquidity and funding risk is characterized through the Liquidity Coverage Ratio (LCR) and the Loan-to-Stable-Customer-Deposits (LtSCD) ratio. LCR is a regulatory measurement aimed at ensuring entities’ resistance in a scenario of liquidity stress within a time horizon of 30 days. BBVA, within its risk appetite framework and its limits and alerts schemes, has established a level of requirement for compliance with the LCR ratio both for the Group as a whole and for each of the Liquidity Management Units (LMUs) individually. The internal levels required are geared to comply sufficiently and efficiently in advance with the implementation of the regulatory requirement of 2018, at a level above 100%.

LCR ratio in Europe was applicable as from October 1, 2015. With an initial 60% minimum requirement, progressively increased (phased-in) up to 100% in 2018. Throughout the year 2018, LCR level at BBVA Group has been above 100%. As of December 31, 2018, the LCR ratio at Group level is 127%.

Although this regulatory requirement is mandatory at a Group level and Eurozone banks, all subsidiaries are above this minimum. In any case, it should be noted that liquidity excesses in subsidiaries are not deemed transferable when calculating the consolidated ratio. Taking into account the impact of these High Quality Liquid Assets excluded, LCR ratio would be 154%, which is +27% above the Group’s LCR.

LCR main LMU
	December 2018	December 2017
Group	127%	128%
Eurozone	145%	151%
Bancomer	154%	148%
Compass(*)	143%	144%
Garanti	209%	134%

(*) Compass LCR calculated according to local regulation (Fed Modified LCR).

The LtSCD measures the relation between the net loans credit investment and stable customer deposits. The aim is to preserve a stable funding structure in the medium term for each of the LMUs making up BBVA Group, taking into account that maintaining an adequate volume of stable customer funds is key to achieving a sound liquidity profile.

Stable customer deposits are defined as the customer funds captured and managed by business units among their target customers. These funds usually show little sensitivity to market changes and are largely non-volatile in terms of aggregate amounts per transaction, thanks to customer linkage to the unit. Stable funds in each LMU are calculated by analyzing the behavior of the balance sheets of the different customer segments identified as likely to provide stability to the funding structure, and by prioritizing an established relationship and applying bigger haircuts to the funding lines of less stable customers. The main base of stable funds is composed of deposits by retail individual customers and small businesses.

For the purpose of establishing the (maximum) target levels for LtSCD in each LMU and providing an optimal funding structure reference in terms of risk appetite, GRM-Structural Risks identifies and assesses the economic and financial variables that condition the funding structures in the various geographical areas.

The behavior of the indicators reflects that the funding structure remained robust in 2018, 2017 and 2016, in the sense that all the LMUs maintain levels of self-funding with stable customer funds higher than the required levels.

LtSCD by LMU
	December 2018	December 2017	December 2016
Group (average)	106%	110%	113%
Eurozone	101%	108%	113%
Bancomer	114%	109%	113%
Compass	119%	109%	108%
Garanti	110%	122%	124%
Other LMUs	99%	108%	107%

The second core element in liquidity and funding risk management is to achieve proper diversification of the funding structure, avoiding excessive reliance on short-term funding and establishing a maximum level of short-term funding comprising both wholesale funding as well as funds from less stable non-retail customers. Regarding long-term funding, the maturity profile does not show significant concentrations, which enables adaptation of the anticipated issuance schedule to the best financial conditions of the markets. Finally, concentration risk is monitored at the LMU level, with a view to ensuring the right diversification both per counterparty and per instrument type.

The third element promotes the short-term resilience of the liquidity risk profile, making sure that each LMU has sufficient collateral to address the risk of wholesale markets closing. Basic Capacity is the short-term liquidity risk management and control metric that is defined as the relationship between the available explicit assets and the maturities of wholesale liabilities and volatile funds, at different terms to one year, with special relevance being given to 30 and 90-day maturities.

Each entity maintains an individual liquidity buffer, both Banco Bilbao Vizcaya Argentaria, S.A. and its subsidiaries, including BBVA Compass, BBVA Bancomer, Garanti Bank and the Latin American subsidiaries. The table below shows the liquidity available by instrument as of December 31, 2018 and 2017 for the most significant entities based on prudential supervisor’s information (Commission Implementing Regulations (EU) 2017/2114 of November 9, 2017):

December 2018 (Millions of euros)
	BBVA Eurozone	BBVA Bancomer	BBVA Compass	Garanti Bank	Other
Cash and withdrawable central bank reserves	26,506	7,666	1,667	7,633	6,677
Level 1 tradable assets	29,938	4,995	10,490	6,502	3,652
Level 2A tradable assets	449	409	510	-	-
Level 2B tradable assets	4,040	33	-	-	-
Other tradable assets	5,661	1,372	1,043	499	617
Non tradable assets eligible for central banks	-	-	2,314	-	-
Cumulated Counterbalancing Capacity	66,594	14,475	16,024	14,634	10,946

December 2017 (Millions of euros)
	BBVA Eurozone (1)	BBVA Bancomer	BBVA Compass	Garanti Bank	Other
Cash and withdrawable central bank reserves	15,634	8,649	2,150	6,692	6,083
Level 1 tradable assets	38,954	3,805	9,028	5,705	6,141
Level 2A tradable assets	386	418	753	-	10
Level 2B tradable assets	4,995	69	-	-	21
Other tradable assets	6,734	1,703	1,252	962	1,573
Non tradable assets eligible for central banks	-	-	2,800	-	-
Cumulated Counterbalancing Capacity	66,703	14,644	15,983	13,359	13,828

(1) Includes Spain, Portugal and Rest of Eurasia.

Stress analyses are also a basic element of the liquidity and funding risk monitoring system, as they help anticipate deviations from the liquidity targets and limits set out in the risk appetite as well as establish tolerance ranges at different management levels. They also play a key role in the design of the Liquidity Contingency Plan and in defining the specific measures for action for realigning the risk profile.

For each of the scenarios, a check is carried out whether BBVA has sufficient liquid assets to meet the liquidity commitments/outflows in the various periods analyzed. The analysis considers four scenarios, one core and three crisis-related: systemic crisis; unexpected internal crisis with a considerable rating downgrade and/or affecting the ability to issue in wholesale markets and the perception of business risk by the banking intermediaries and the BBVA's customers; and a mixed scenario, as a combination of the two aforementioned scenarios. Each scenario considers the following factors: liquidity existing on the market, customer behavior and sources of funding, impact of rating downgrades, market values of liquid assets and collateral, and the interaction between liquidity requirements and the performance of the BBVA's asset quality.

The results of these stress analyses carried out regularly reveal that BBVA has a sufficient buffer of liquid assets to deal with the estimated liquidity outflows in a scenario such as a combination of a systemic crisis and an unexpected internal crisis, during a period in general longer than 3 months for LMUs, including a major downgrade in the BBVA's rating (by up to three notches).

Beside the results of stress exercises and risk metrics, Early Warning Indicators play an important role in the corporate model and also in the Liquidity Contingency Plan. These are mainly financing structure indicators, related to asset encumbrance, counterparty concentration, outflows of customer deposits, unexpected use of credit lines, and market indicators, which help to anticipate potential risks and capture market expectations.

Below is a matrix of residual maturities by contractual periods based on supervisory prudential reporting as of December 31, 2018, 2017 and 2016:

December 2018. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	9,550	40,599	-	-	-	-	-	-	-	-	50,149
Deposits in credit entities	801	3,211	216	141	83	152	133	178	27	1,269	6,211
Deposits in other financial institutions	1	1,408	750	664	647	375	1,724	896	1,286	2,764	10,515
Reverse repo, securities borrowing and margin lending	-	21,266	1,655	1,158	805	498	205	1,352	390	210	27,539
Loans and Advances	132	19,825	25,939	23,265	15,347	16,433	42,100	32,336	53,386	120,571	349,334
Securities' portfolio settlement	-	1,875	4,379	5,990	2,148	6,823	8,592	12,423	11,533	42,738	96,501

December 2018. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
LIABILITIES
Wholesale funding	1	2,678	1,652	2,160	2,425	2,736	7,225	8,578	16,040	26,363	69,858
Deposits in financial institutions	7,107	5,599	751	1,992	377	1,240	1,149	229	196	904	19,544
Deposits in other financial institutions and international agencies	10,680	4,327	1,580	458	302	309	781	304	825	1,692	21,258
Customer deposits	252,630	44,866	18,514	10,625	6,217	7,345	5,667	2,137	1,207	1,310	350,518
Security pledge funding	40	46,489	2,219	2,274	114	97	22,911	526	218	1,627	76,515
Derivatives, net	-	(75)	(523)	(68)	(5)	(117)	498	(91)	(67)	(392)	(840)

December 2017. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	8,179	31,029	-	-	-	-	-	-	-	-	39,208
Deposits in credit entities	252	4,391	181	169	120	122	116	112	157	1,868	7,488
Deposits in other financial institutions	1	939	758	796	628	447	1,029	681	806	1,975	8,060
Reverse repo, securities borrowing and margin lending	18,979	2,689	1,921	541	426	815	30	727	226	-	26,354
Loans and Advances	267	21,203	26,323	23,606	15,380	17,516	43,973	35,383	50,809	123,568	358,028
Securities' portfolio settlement	1	1,579	4,159	4,423	2,380	13,391	5,789	11,289	12,070	44,666	99,747

December 2017. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
LIABILITIES
Wholesale funding	-	3,648	4,209	4,238	1,227	2,456	5,772	6,432	18,391	30,162	76,535
Deposits in financial institutions	6,831	5,863	1,082	2,335	392	1,714	930	765	171	1,429	21,512
Deposits in other financial institutions and international agencies	10,700	4,827	3,290	1,959	554	1,328	963	286	355	1,045	25,307
Customer deposits	233,068	45,171	18,616	11,428	8,711	10,368	7,607	2,612	1,833	2,034	341,448
Security pledge funding	-	35,502	2,284	1,405	396	973	64	23,009	338	1,697	65,668
Derivatives, net	-	(18)	(110)	(116)	(135)	(117)	(336)	(91)	(106)	(419)	(1,448)

December 2016. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
ASSETS
Cash, cash balances at central banks and other demand deposits	23,191	13,825	-	-	-	-	-	-	-	-	37,016
Deposits in credit entities	991	4,068	254	155	48	72	117	87	122	4,087	10,002
Deposits in other financial institutions	1	1,192	967	675	714	532	1,330	918	942	336	7,608
Reverse repo, securities borrowing and margin lending	-	20,232	544	523	-	428	500	286	124	189	22,826
Loans and Advances	591	20,272	25,990	22,318	16,212	15,613	44,956	35,093	55,561	133,589	370,195
Securities' portfolio settlement	-	708	3,566	3,688	2,301	4,312	19,320	10,010	16,662	51,472	112,039

December 2016. Contractual Maturities (Millions of euros)
	Demand	Up to 1 Month	1 to 3 Months	3 to 6 Months	6 to 9 Months	9 to 12 Months	1 to 2 Years	2 to 3 Years	3 to 5 Years	Over 5 Years	Total
LIABILITIES
Wholesale funding	419	7,380	2,943	5,547	3,463	5,967	7,825	5,963	14,016	31,875	85,397
Deposits in financial institutions	6,762	5,365	1,181	2,104	800	2,176	746	1,156	859	3,714	24,862
Deposits in other financial institutions and international agencies	15,375	6,542	8,624	3,382	2,566	1,897	1,340	686	875	2,825	44,114
Customer deposits	206,140	49,053	25,522	15,736	11,863	11,343	8,619	5,060	781	936	335,052
Security pledge funding	-	38,153	3,561	1,403	1,004	912	1,281	640	23,959	1,712	72,626
Derivatives, net	-	(2,123)	(95)	(190)	(111)	(326)	(132)	(82)	(105)	(47)	(3,210)

The matrix shows the retail nature of the funding structure, with a loan portfolio being mostly funded by customer deposits (66%). On the outflows side of the matrix, the “demand” maturity bucket mainly contains the retail customer sight accounts whose behavior historically showed a high level of stability and little concentration. According to a behavior analysis which is done every year in every entity, this type of account is considered to be stable and for liquidity risk purposes, it is estimated that 78% have a maturity of more than 5 years.

In the Euro Liquidity Management Unit (LMU), solid liquidity and funding situation, where activity has continued to generate liquidity through the decrease of Credit Gap. In addition, during 2018 the Euro LMU made 3 issues in the public market for €3,500 million; Senior Non Preferred (“SNP”) at 5 years for €1,500 million, Green bond SNP at 7 years for €1,000 million and AT1 for €1,000 million, which have allowed it to obtain long-term funding at favorable price conditions. These public operations have been complemented by a private issue T2 for USD 300 million.

In Mexico, sound liquidity position despite the market volatility, the Credit Gap has increased in 2018 due to a minor increase in deposits mainly because of the outflows of non-profitable USD deposits. During the financial year 2018, BBVA Bancomer made a local Tier II issuance on international markets for USD 1,000 million as well as an issuance on the local market for 7,000 million of Mexican pesos in 2 tranches: at 3 and 5 years, being the 3 years tranche the first Green Bond issued by a private bank.

In the United States, the containment of the cost of liabilities has led to a slightly increase in the credit gap. During the financial year 2018, BBVA Compass successfully issued 3 year senior debt for USD 1,150 million.

In Turkey an adequate liquidity situation is maintained, after having been affected by the currency volatility at the beginning of the second semester. Despite this, Garanti showed a good performance with the roll-over of the 2018 maturities of corporate funding. The main operations during the year were two syndicated loans for USD 2,300 million, the first Green Bond at 6 years for USD 75 million and future flows securitization (Diversified Payment Rights) for USD 375 million at 7 years.

Argentina was affected by the market volatility but no relevant impact on the liquidity situation of the entity has been noted. BBVA Francés maintains a solid liquidity situation distinguished by a major volume of cash reserves.

The liquidity position of the rest of subsidiaries has continued to be sound, maintaining a solid liquidity position in all the jurisdictions in which the Group operates. Access to capital markets of these subsidiaries has also been maintained with recurring issuances in the local market.

In this context, BBVA has maintained its objective of strengthening the funding structure of the different Group entities based on growing their self-funding from stable customer funds, while guaranteeing a sufficient buffer of fully available liquid assets, diversifying the various sources of funding available, and optimizing the generation of collateral available for dealing with stress situations in the markets.

7.5.2 Asset encumbrance

As of December 31, 2018, 2017 and 2016, the encumbered (those provided as collateral for certain liabilities) and unencumbered assets are broken down as follows:

December 2018 (Millions of euros)
	Encumbered assets		Non-Encumbered assets
	Book value of Encumbered assets	Market value of Encumbered assets	Book value of non-encumbered assets	Market value of non-encumbered assets
Assets
Equity instruments	1,864	1,864	6,485	6,485
Debt Securities	31,157	32,216	82,209	82,209
Loans and Advances and other assets	74,928		478,880

December 2017 (Millions of euros)
	Encumbered assets		Non-Encumbered assets
	Book value of Encumbered assets	Market value of Encumbered assets	Book value of non-encumbered assets	Market value of non-encumbered assets
Assets
Equity instruments	2,297	2,297	9,616	9,616
Debt Securities	28,700	29,798	84,391	84,391
Loans and Advances and other assets	79,604		485,451

December 2016 (Millions of euros)
	Encumbered assets		Non-Encumbered assets
	Book value of Encumbered assets	Market value of Encumbered assets	Book value of non-encumbered assets	Market value of non-encumbered assets
Assets
Equity instruments	2,214	2,214	9,022	9,022
Debt Securities	40,114	39,972	90,679	90,679
Loans and Advances and other assets	94,718		495,109

The committed value of "Loans and Advances and other assets" corresponds mainly to loans linked to the issue of covered bonds, territorial bonds or long-term securitized bonds (see Note 22.3) as well as those used as a guarantee to access certain funding transactions with central banks. Debt securities and equity instruments correspond to underlying that are delivered in repos with different types of counterparties, mainly clearing houses or credit institutions, and to a lesser extent central banks. Collateral provided to guarantee derivative transactions is also included as committed assets.

As of December 31, 2018, 2017 and 2016, collateral pledge mainly due to repurchase agreements and securities lending, and those which could be committed in order to obtain funding are provided below:

December 2018. Collateral received (Millions of euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	27,474	5,633	319
Equity instruments	89	82	-
Debt securities	27,385	5,542	300
Loans and Advances and other assets	-	8	19
Own debt securities issued other than own covered bonds or ABSs	78	87	-

December 2017. Collateral received (Millions of euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	23,881	9,630	201
Equity instruments	103	5	-
Debt securities	23,715	9,619	121
Loans and Advances and other assets	63	6	80
Own debt securities issued other than own covered bonds or ABSs	3	161	-

December 2016. Collateral received (Millions of euros)
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance	Nominal amount of collateral received or own debt securities issued not available for encumbrance
Collateral received	19,921	10,039	173
Equity instruments	58	59	-
Debt securities	19,863	8,230	28
Loans and Advances and other assets	-	1,750	144
Own debt securities issued other than own covered bonds or ABSs	5	-	-

The guarantees received in the form of reverse repurchase agreements or security lending transactions are committed by their use in repurchase agreements, as is the case with debt securities.

As of December 31, 2018, 2017 and 2016, financial liabilities issued related to encumbered assets in financial transactions as well as their book value were as follows:

December 2018. Sources of encumbrance (Millions of euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	113,498	131,172
Derivatives	8,972	11,036
Loans and Advances	85,989	97,361
Outstanding subordinated debt	18,538	22,775
Other sources	3,972	4,330

December 2017. Sources of encumbrance (Millions of euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	118,704	133,312
Derivatives	11,843	11,103
Loans and Advances	87,484	98,478
Outstanding subordinated debt	19,377	23,732
Other sources	305	1,028

December 2016. Sources of encumbrance (Millions of euros)
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and owndebt securities issued other than covered bonds and ABSs encumbered
Book value of financial liabilities	134,387	153,632
Derivatives	9,304	9,794
Loans and Advances	96,137	108,268
Outstanding subordinated debt	28,946	35,569
Other sources	-	2,594

7.6 Operational Risk

BBVA defines operational risk (“OR”) as any risk that could result in losses caused by human errors, inadequate or faulty internal processes, misconduct with clients or in the markets, failures, disruptions or deficiencies of systems or communications, inadequate data management, legal risks and, lastly, from external events, including cyberattacks, frauds committed by third parties, disasters and an unsatisfactory service provided by suppliers.

Operational risk management is oriented towards the identification of the root causes to avoid their occurrence and mitigate possible consequences. This is carried out through the establishment of mitigation plans and control frameworks aimed at minimizing resulting losses and their impact on the recurrent generation of income and the profit of the Group. Operational risk management is integrated into the global risk management structure of the BBVA Group.

This section addresses general aspects of operational risk management as the main component of non-financial risks. However, sections devoted to conduct and compliance risk and to cybersecurity risk management are also included in this report.

Operational Risk Management Principles

The BBVA Group is committed to preferably applying advanced operational risk management models, regardless of the capital calculation regulatory model applicable at the time. Operational risk management at the BBVA Group shall:

  Be in line with the Risk Appetite Framework approved by BBVA's Board of Directors.
  Meet BBVA’s management needs arising from compliance with rules, regulation, industry standards and from decisions or positions taken by the governing bodies of the Group.
  Predict potential operational risks to which the Group shall be exposed as a result of the emergence or changes on new products, activities, processes or systems and services procurement or outsourcing decisions; and establish mechanisms to achieve a reasonable assessment and mitigation before implementation, in addition to a regular review on all existing processes.
  Establish methodologies, procedures and indicators to regularly reassess the relevant operational risks to which the Group is exposed to implement the most appropriate mitigation measures in each case, once the identified risk and the mitigation cost have been considered (cost-benefit analysis) and preserving the solvency of the Group at all times.
  Seek the causes behind the operational events suffered by the Group and establish the appropriate redressing measures (always considering the cost-benefit analysis). To that end, procedures for analyzing operational events must be in place, in addition to mechanisms to capture the potential operational losses resulting from those events.
  Analyze the public events with significant operational risk in other entities and to promote, if applicable, the implementation of the appropriate measures to avoid its occurrence in the Group.
  Identify, analyze and try to quantify events with a low probability of occurrence and a high impact that, due to their exceptional nature, may not be included in the loss database or, if included, with not highly representative impacts, in order to assess possible mitigation measures.
  Have an effective governance on which the functions and responsibilities of the Areas and Bodies intervening in OR management are clearly defined.

Irrespective of the implementation of all the possible measures and controls designed to avoid or mitigate the frequency and severity of OR events, BBVA ensures at all times the capital required to face potential expected or unexpected losses.

Operational risk control and management model

The operational risk management cycle at BBVA is similar to the one implemented for the rest of risks. Its elements are:

Planning

Operational risk forms part of the risk appetite framework of the Group and includes three types of metrics:

  Economic capital calculated with the operational losses database of the Group and the industry, considering the corresponding diversification effects and the additional estimation of potential and emerging risks through stress scenarios designed for the main types of risks. The economic capital is regularly calculated for the main banks of the group and simulation capabilities are available to anticipate the impact of changes on the risk profile or new potential events.
  IRO metrics (operational risk losses vs. gross income) broken down by geography, business area and type of risk.
  In addition, work is in progress on the implementation in the entire group of a common and more granular scheme of metrics that covers the main types of operational risks.

Operational risk admission

The main purposes of the operational risk admission phase are the following:

  Anticipate potential operational risks to which the Group would be exposed with the emergence of new initiatives (new business, product, outsourcing, process transformation, new systems, etc.) or changes in those initiatives in place.
  Ensure that the implementation is carried out once the appropriate mitigation measures have been adopted, among others risk insurance, where appropriate.

The Corporate Policy on Operational Risk Management and Control sets out the specific operational risk admission framework through different committees, at a corporate and Business Area level, that follow a delegation structure based on the risk level of proposed initiatives.

Operational risk monitoring

The purpose of this phase is to check that the target operational risk profile of the group is within the authorized limits. Operational risk monitoring considers 2 scopes:

  Monitoring the operational risk admission process, oriented towards checking that accepted risks levels are within the limits and that defined controls are effective.
  Monitoring the operational risk “stock” linked to the processes, in order to carry out a regular reassessment to confirm that residual risks and target risk are reasonably aligned and, if not, to implement action plans to redress gaps to the desired level.

This process is supported by a corporate Governance, Risk & Compliance tool that monitors OR at a local level and its aggregation at a corporate level.

In addition, and in line with the best practices and recommendations provided by the BIS, BBVA has procedures to collect the operational losses occurred in the different entities of the Group and in other financial groups, with the appropriate level of detail to carry out an effective analysis that provides useful information for management purposes. To that end, a corporate tool implemented in all the countries of the Group is used.

Operational risk mitigation

Several cross-sectional operational risk plans have been promoted over the last two years for the entire BBVA Group to encourage a forward-looking management of these risks. To that end, focuses have been identified from events, self-assessments and recommendations from auditors and supervisors in different geographies, both in the Group and the industry, thereby analyzing the best practices and fostering comprehensive action plans to strengthen and standardize the control environment.

One of the core plans is outsourcing management, which is an increasingly important subject in the Group, the industry and the regulatory environment. Some of the different initiatives launched under this scheme are summarized below:

  Strengthening the admission process of these initiatives and their control and monitoring frameworks.
  New internal regulation comprising the best practices of the industry.
  Integration in the 3 lines of defense control model: roles and responsibilities in each phase of its life cycle.
  Risk management of the service and the supplier.
  Review of its governance process, which is included in operational risk governance, and escalation criteria.
  Adaptation of the management tool to the new requirements.
  Internal communication process and training between outsourcing units and senior management, including these issues on the agenda of the main control committees of the Group.

This plan will still be promoted in the year 2019 with a focus on a review of the most significant outsourcing stock.

Governance of Non-financial risks

The non-financial risks governance model at the BBVA Group is based on two components:

  The three lines of defense control model, in accordance with the best practices of the industry and through which compliance with the most advanced standards in terms of operational risk internal control is ensured.
  Scheme of Corporate Assurance Committees and Operational Risk and Internal Control Committees at the level of the different business areas.

Corporate Assurance establishes a structure of corporate and local committees that provides Senior Management with a comprehensive and consistent view of the most relevant non-financial risks. The purpose is to ensure a forward-looking and prompt decision-making process for the mitigation or taking of the major risks both at a local level and at the level of the consolidated Group.

In addition, the Non-Financial Risks unit periodically reports the Risk Committee of the Board on the situation of non-financial risks management in the Group.

7.7 Risk concentration

Policies for preventing excessive risk concentration

In order to prevent the build-up of excessive risk concentrations at the individual, sector and portfolio levels, BBVA Group maintains updated maximum permitted risk concentration indices which are tied to the various observable variables related to concentration risk.

Together with the limits for individual concentration, the Group uses the Herfindahl index to measure the concentration of the Group's portfolio and the banking group's subsidiaries. At the BBVA Group level, the index reached implies a "very low" degree of concentration.

The limit on the Group’s exposure or financial commitment to a specific customer therefore depends on the customer’s credit rating, the nature of the risks involved, and the Group’s presence in a given market, based on the following guidelines:

  The aim is, as much as possible, to reconcile the customer's credit needs (commercial/financial, short-term/long-term, etc.) with the interests of the Group.
  Any legal limits that may exist concerning risk concentration are taken into account (relationship between risks with a customer and the capital of the shareholder´s entity that assumes them), the markets, the macroeconomic situation, etc.

Risk concentrations by geography

The breakdown of the main figures in the most significant foreign currencies in the accompanying consolidated balance sheets is set forth in Appendix IX.

Sovereign risk concentration

Sovereign risk management

The risk associated with the transactions involving sovereign risk is identified, measured, controlled and tracked by a centralized unit integrated in the BBVA Group’s Risk Area. Its basic functions involve the preparation of reports in the countries where sovereign risk exists (called “financial programs”), tracking such risks, assigning ratings to these countries and, in general, supporting the Group in terms of reporting requirements for any transactions involving sovereign risk. The risk policies established in the financial programs are approved by the relevant risk committees.

The country risk unit tracks the evolution of the risks associated with the various countries to which the Group are exposed (including sovereign risk) on an ongoing basis in order to adapt its risk and mitigation policies to any macroeconomic and political changes that may occur. Moreover, it regularly updates its internal ratings and forecasts for these countries. The methodology is based on the assessment of quantitative and qualitative parameters which are in line with those used by certain multilateral organizations such as the International Monetary Fund (IMF) and the World Bank, rating agencies and export credit organizations.

For additional information on sovereign risk in Europe see Appendix IX.

Valuation and impairment methods

The valuation methods used to assess the instruments that are subject to sovereign risks are the same ones used for other instruments included in the relevant portfolios and are detailed in Note 8.

Specifically, the fair value of sovereign debt securities of European countries has been considered equivalent to their listed price in active markets (Level 1 as defined in Note 8).

Risk related to the developer and Real-Estate sector in Spain

The relative weight of the investment in Real Estate developments has dramatically decreased during the last years, especially since 2014. A corporate sales policy has been rolled out to eliminate those real estate assets from the balance sheet which have been most difficult to be commercialized. The sales of 80% of the Group’s share in Divarian and of other performing and NPL wholesale portfolios to Funds and specialized investors have been some of the most relevant transactions (see Note 3).

Policies and strategies established by the Group to deal with risks related to the developer and real-estate sector

BBVA has teams specializing in the management of the Real-Estate Sector risk, given its economic importance and specific technical component. This specialization is not only in the Risk-Acceptance teams, but throughout the handling, commercial, problem risks and legal, etc. It also includes the research department of the BBVA Group (BBVA Research), which helps determine the medium/long-term vision needed to manage this portfolio.

The policies established to address the risks related to the developer and real-estate sector, aim to accomplish, among others, the following objectives: to avoid concentration in terms of customers, products and regions; to estimate the risk profile for the portfolio; and to anticipate possible worsening of the portfolio within a sector is highly cyclic.

Specific policies for analysis and admission of new developer risk transactions

In the analysis of new operations, the assessment of the commercial operation in terms of the economic and financial viability of the project has been one of the constant.

The monitoring of the work, the sales and the legal situation of the project are essential aspects for the admission and follow-up of new real estate operations. With regard the participation of the Risk Acceptance teams, they have a direct link and participate in the committees of areas such as Valuation, Legal, Research and Recoveries. This guarantees coordination and exchange of information in all the processes.

The following strategies have been implemented with customers in the developer sector: avoidance of large corporate transactions, which had already reduced their share in the years of greatest market growth. Additionally, very restrictive limits have been established for the second-home market and for the of land operations. Feasibility studies, at project level, are performed by doing a contrast analysis in the pre-commercialization phase, with an appropriate funding cycle and in locations with low commercialization risk.

Risk monitoring policies

The base information for analyzing the real estate portfolios is updated monthly. The tools used include the so-called “watch-list”, which is updated monthly with the progress of each client under watch, and the different strategic plans for management of special groups. There are plans that involve an intensification of the review of the portfolio for financing land, while, in the case of ongoing promotions, they are classified based on the rate of progress of the projects. This implies a comparison of the progress of the work and the sales, including a scoreboard which enables the persons in charge to detect timely any deviation from the project’s initial plan.

These actions have enabled BBVA to identify possible impairment situations, by always keeping an eye on BBVA’s position with each customer (whether or not as first creditor). In this regard, key aspects include management of the risk policy to be followed with each customer, contract review, improved collateral and rate review (repricing. Since 2013, there are no threats of new defaults in the portfolio

Proper management of the relationship with each customer requires knowledge of various aspects such as an analysis of the company’s future viability, the updating of the information on the debtor and the guarantors (their current situation and business course, economic-financial information, debt analysis and generation of funds), and the updating of the appraisal of the assets offered as collateral.

The volume of restructurings during the last period has been very low, being close to 0.

Policies applied in the management of real estate assets in Spain

Regarding the financing of real estate, a new regulation has been updated in 2018 in which recommendations for the promotion of residential real estate are established.

The recommendations represent guidelines about how to manage the credit admission activity of BBVA Group entities based on best practices of markets in which this activity is performed. It is expected that a high percentage of the current transactions will be in compliance with the latter.

The guidelines apply to new transactions with clients which are not classified as impaired or Watchlist (WL1 or WL2).

The policies deriving from the guidelines foresee a prudential intervention in a market which has changed its cycle in almost all of the geographies and which is showing a more sustainable behavior in terms of demography, employment and economic and investment capacities.

For quantitative information about the risk related to the developer and Real-Estate sector in Spain see Appendix IX.